                                                                    EXHIBIT 99.1


                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                                Reporting Period: July 7, 2002 to August 3, 2002

                            MONTHLY OPERATING REPORT

            File with Court and submit copy to United States Trustee
                        within 20 days after end of month

Submit copy of report to any official committee appointed in the case.


                                                                                        DOCUMENT    EXPLANATION
REQUIRED DOCUMENTS                                                          FORM NO.    ATTACHED      ATTACHED
------------------                                                          --------    --------    -----------
Debtor Affirmations                                                       MOR - 1          Yes

Schedule of Cash Receipts and Disbursements                               MOR - 2          Yes

Bank Account Reconciliations                                              MOR - 2          Yes

Statement of Operations                                                   MOR - 3          Yes

Balance Sheet                                                             MOR - 4          Yes

Status of Postpetition Taxes                                              MOR - 5          Yes

Summary of Unpaid Postpetition Debts                                      MOR - 5          Yes

Listing of aged accounts payable                                          MOR - 5          Yes


Schedule of Insurance - Listing of Policies                               MOR - 6          Yes

Appendix A - Copy of Company's 7-10-02 Letter to Merchandise Vendors      A1               Yes

Appendix B - Copy of Company's 7-25-02 Press Release                      B 1              Yes




The financial statements contained within are non-GAAP, unaudited statements, completed on an accrual basis. I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON STORES, INC.
------------------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                               9/4/02
------------------------------------------                        --------------
Signature of Authorized Individual                                Date


Paul W. Gilbert                                   Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                                Reporting Period: July 7, 2002 to August 3, 2002


                               DEBTOR AFFIRMATION




AS DEBTOR IN POSSESSION, I AFFIRM:                                                 TRUE     FALSE
----------------------------------                                                 ----     -----
1. That the insurance, as described in section 5 of the Notice of Operating
Instructions and Reporting Requirements, is in effect.                               X

2. That all post petition taxes, as described in section 9 of the Notice of
Operating Instructions and Reporting Requirements, are current.                      X

3. No professional fees (accountant, attorneys, etc.) have been paid without
specific court authorization. If no, provide an explanation below.                   X



Additional Explanation (if necessary):


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.




JACOBSON STORES, INC.
------------------------------------------
Debtor in Possession




------------------------------------------                        --------------
Signature of Authorized Individual                                Date



--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                                Reporting Period: July 7, 2002 to August 3, 2002


                            SCHEDULE OF CASH RECEIPTS
                                AND DISBURSEMENTS

JACOBSON STORES, INC.

                                                                                                              CUMULATIVE FILING TO
                                                    BANK ACCOUNTS                             CURRENT MONTH          DATE


                                                OPERATING                                          ACTUAL           ACTUAL

CASH - BEGINNING OF MONTH                       $     -   $        -      $      -   $      -   $4,387,389.12    $4,655,262.26

RECEIPTS                                        SEE SCHEDULE A FOR DETAIL
INTERNAL TRANSFERS                                    -            -             -          -      73,715,062      456,689,434
INTEREST INCOME                                       -            -             -          -           1,714            2,814
ACCOUNTS RECEIVABLE - CREDIT & COLL.                  -            -             -          -         101,809        1,411,339
ACCOUNTS RECEIVABLE -LOCKBOX                          -            -             -          -       8,903,010       73,222,112
RETAIL STORE DEPOSITS                                 -            -             -          -       6,159,651       42,044,759
GOB JOINT VENTURE PROCEEDS - OZER                     -            -             -          -                       11,573,898
ASSET DISPOSITIONS                                    -            -             -          -      73,700,228       85,202,846
REVOLVER BORROWINGS - FLEET                           -            -             -          -      13,057,741      163,221,961
RETURN ITEMS REDEPOSITED                              -            -             -          -           7,542           32,954
MISCELLANEOUS                                         -            -             -          -         504,505        3,129,013
BANKCARD CASH RECEIPTS                                -            -             -          -      18,773,717       88,469,092
EMPLOYEE BENEFIT PLANS                                -            -             -          -          70,452          201,957
CORPORTE INCOME TAX REFUND                            -            -             -          -       2,851,536        2,851,536
  TOTAL RECEIPTS                                $     -   $        -      $      -   $      -   $ 197,846,966    $ 928,053,715
DISBURSEMENTS                                   SEE SCHEDULE A FOR DETAIL
INTERNAL TRANSFERS                                    -            -             -          -      83,102,884      468,376,038
ELECTRONIC PAYROLL TAXES PAYMENTS                     -            -             -          -       2,221,167       10,140,365
PAYROLL                                               -            -             -          -       4,572,740       32,075,403
GOB JOINT VENTURE PAYMENTS - OZER                     -            -             -          -               -        1,950,000
VENDOR PAYMENTS                                       -            -             -          -       7,384,224      109,313,115
ELECTRONIC SALES TAX PAYMENTS                         -            -             -          -       1,449,842        8,993,686
REVOLVER FEES AND INTEREST - FLEET                    -            -             -          -       3,557,741        5,421,961
RECEIPTS APPLIED TO REVOLVER BALANCE                  -            -             -          -      66,558,563      257,525,534
CUSTOMER REFUNDS                                      -            -             -          -         194,849          928,645
EMPLOYEE BENEFIT PLAN PAYMENTS                        -            -             -          -         764,916        4,833,449
CORPORATE INCOME TAX PAYMENTS                         -            -             -          -          30,000           30,000
BANK FEES                                             -            -             -          -          36,393          304,913
RETURN ITEMS                                          -            -             -          -          56,448          468,048
MISCELLANEOUS                                                                                           6,615           49,850
                                                      -            -             -          -               -                -
  TOTAL DISBURSEMENTS                           $     -   $        -      $      -   $      -     169,936,383      900,411,006

NET CASH FLOW                                   $     -   $        -      $      -   $      -   $  27,910,583    $  27,642,710

CASH- END OF MONTH                              $     -   $        -      $      -   $      -   $  32,297,972    $  32,297,972

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH COLUMN)
TOTAL DISBURSEMENTS                                                                                              $ 169,936,383
   LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                                              $ 149,661,447
   PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES                                                            $           -
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                                  $  20,274,936

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS - SCHEDULE A



                                                      PAYROLL      PAYROLL        ACCTS PAY       AA            EL
                                                    2176961189    1851132363     2176960694    2021061474    2021061375
                                                    ----------    ----------     ----------    ----------    ----------
Cash - Beg                                         $         -   $273,715.26           $  -         $   -      $      -

Receipts
Internal Transfers                                           -     1,195,000              -             -             -
Interest Income                                              -             -              -             -             -
Accounts Receivable - Credit/Collections                     -             -              -             -             -
Accounts Receivable - Lockbox                                -             -              -             -             -
Retail Cash/Check Sales & J-Card Store Payments              -             -              -       385,002       353,995
GOB Joint Venture Receipts - Ozer                            -             -              -             -             -
Asset Dispositions                                           -             -              -             -             -
Revolver Borrowings - Fleet                                  -             -              -             -             -
Return Items Redeposited                                     -             -              -             -             -
Misc Deposits/Credits                                        -             -              -             -           931
Bankcard Receipts                                            -             -              -             -             -
Employee Benefit Plans - Payments from Providers             -             -              -             -             -
Corporate Income Tax Refund                                  -             -              -             -             -
Total Receipts                                     $         -   $ 1,195,000           $  -   $   385,002   $   354,926

Disbursements
Internal Transfers                                           -             -              -       381,265       352,581
Electronic Payroll Tax / Withholding Payments                -             -              -             -             -
Payroll                                                      -     1,346,761              -             -             -

Vendor Payments                                              -             -              -             -             -
Electronic Sales Tax Payments                                -             -              -             -             -
Revolver Fees and Interest - Fleet                           -             -              -             -             -
Receipts applied to Revolver Balance - Fleet                 -             -              -             -             -
Customer Refunds                                             -             -              -             -             -
Employee Benefit Plan Payments                               -             -              -             -             -
Corporate Income Tax Payments                                -             -              -             -             -
Bank Fees                                                    -             -              -             -             -
Return Items                                                 -             -              -         3,652         1,985
Miscellaneous                                                -             -              -            85           360

TOTAL DISBURSEMENTS                                $         -   $ 1,346,761           $  -   $   385,002   $   354,926

NET CASH FLOW                                      $         -   $  (151,761)          $  -         $   -      $      -

CASH END OF MONTH                                  $         -   $121,954.63           $  -         $   -      $      -







                                                          EGR           GPT           BHM
                                                       2021061367    2021061383    2021061482
                                                      -----------    ----------    ----------
Cash - Beg                                            $         -   $         -   $         -

Receipts
Internal Transfers                                              -             -        19,417
Interest Income                                                 -             -             -
Accounts Receivable - Credit/Collections                        -             -             -
Accounts Receivable - Lockbox                                   -             -             -
Retail Cash/Check Sales & J-Card Store Payments           365,196       441,843       526,258
GOB Joint Venture Receipts - Ozer                               -             -             -
Asset Dispositions                                              -             -             -
Revolver Borrowings - Fleet                                     -             -             -
Return Items Redeposited                                        -             -             -
Misc Deposits/Credits                                           -           385         9,676
Bankcard Receipts                                               -             -             -
Employee Benefit Plans - Payments from Providers                -             -             -
Corporate Income Tax Refund                                     -             -             -
Total Receipts                                        $   365,196   $   442,228   $   555,351

Disbursements
Internal Transfers                                        365,196       440,528       554,540
Electronic Payroll Tax / Withholding Payments                   -             -             -
Payroll                                                         -             -             -

Vendor Payments                                                 -             -             -
Electronic Sales Tax Payments                                   -             -             -
Revolver Fees and Interest - Fleet                              -             -             -
Receipts applied to Revolver Balance - Fleet                    -             -             -
Customer Refunds                                                -             -             -
Employee Benefit Plan Payments                                  -             -             -
Corporate Income Tax Payments                                   -             -             -
Bank Fees                                                       -             -             -
Return Items                                                    -         1,500           746
Miscellaneous                                                   -           200            66

TOTAL DISBURSEMENTS                                   $   365,196   $   442,228   $   555,351

NET CASH FLOW                                         $         -   $         -   $         -

CASH END OF MONTH                                     $         -   $         -   $         -

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS - SCHEDULE A

                                                                           COMERICA BANK
                                                        ROCH            LIV         CO. INS            FLEX
                                                     2021061425     2021061417    2176961197        1840425811
                                                     ----------     ----------    ----------        ----------
Cash - Beg                                         $          -   $          -    $           -     $  40,734.18

Receipts
Internal Transfers                                       10,373         16,900                -            7,337
Interest Income                                               -              -                -                -
Accounts Receivable - Credit/Collections                      -              -                -                -
Accounts Receivable - Lockbox                                 -              -                -                -
Retail Cash/Check Sales & J-Card Store Payments         544,519        877,710                -                -
GOB Joint Venture Receipts - Ozer                             -              -                -                -
Asset Dispositions                                            -              -                -                -
Revolver Borrowings - Fleet                                   -              -                -                -
Return Items Redeposited                                      -              -                -                -
Misc Deposits/Credits                                         -              -                -                -
Bankcard Receipts                                             -              -                -                -
Employee Benefit Plans - Payments from Providers              -              -                -                -
Corporate Income Tax Refund                                   -              -                -                -
Total Receipts                                     $    554,892   $    894,610    $           -     $      7,337

Disbursements
Internal Transfers                                      553,676        891,357                -                -
Electronic Payroll Tax / Withholding Payments                 -              -                -                -
Payroll                                                       -              -                -                -

Vendor Payments                                               -              -                -                -
Electronic Sales Tax Payments                                 -              -                -                -
Revolver Fees and Interest - Fleet                            -              -                -                -
Receipts applied to Revolver Balance - Fleet                  -              -                -                -
Customer Refunds                                              -              -                -                -
Employee Benefit Plan Payments                                -              -                -           22,349
Corporate Income Tax Payments                                 -              -                -                -
Bank Fees                                                     -              -                -                -
Return Items                                              1,216          3,252                -                -
Miscellaneous                                                 -              -                -                -

Total Disbursements                                $    554,892   $    894,610    $           -     $     22,349

Net Cash Flow                                      $          -   $          -    $           -     $    (15,011)

Cash End of Month                                  $          -   $          -    $           -     $  25,722.98

                                                                           COMERICA BANK
                                                        VEBA        CONCENTR.         FUNDING            A/R
                                                     1840427643     1149003715       1850803196       1840422354
                                                     ----------     ----------       ----------       ----------
Cash - Beg                                         $ 744,905.39   $1,563,794.88   $  840,808.17      $         -

Receipts
Internal Transfers                                      689,694     10,925,000       13,042,620          146,810
Interest Income                                               -              -                -                -
Accounts Receivable - Credit/Collections                      -              -                -                -
Accounts Receivable - Lockbox                                 -              -                -                -
Retail Cash/Check Sales & J-Card Store Payments               -              -                -                -
GOB Joint Venture Receipts - Ozer                             -              -                -                -
Asset Dispositions                                            -              -        2,662,766                -
Revolver Borrowings - Fleet                                   -              -                -                -
Return Items Redeposited                                      -              -                -                -
Misc Deposits/Credits                                         -            351           14,331                -
Bankcard Receipts                                             -              -          421,238                -
Employee Benefit Plans - Payments from Providers         70,452              -                -                -
Corporate Income Tax Refund                                   -              -        2,851,536                -
Total Receipts                                     $    760,146   $ 10,925,351    $  18,992,490     $    146,810

Disbursements
Internal Transfers                                            -      2,069,108        9,640,000                -
Electronic Payroll Tax / Withholding Payments                 -      2,047,595          173,572                -
Payroll                                                       -      2,585,563          260,236                -

Vendor Payments                                               -      4,331,777        2,890,306                -
Electronic Sales Tax Payments                                 -              -        1,449,842                -
Revolver Fees and Interest - Fleet                            -              -                -                -
Receipts applied to Revolver Balance - Fleet                  -              -                -                -
Customer Refunds                                              -              -                -          146,810
Employee Benefit Plan Payments                          742,568              -                -                -
Corporate Income Tax Payments                                 -              -           30,000                -
Bank Fees                                                     -         17,706               83                -
Return Items                                                509            516                -                -
Miscellaneous                                                 -          3,000                -                -

Total Disbursements                                $    743,077   $ 11,055,266    $  14,444,039     $    146,810

Net Cash Flow                                      $     17,069   $   (129,916)   $   4,548,451     $          -

Cash End of Month                                  $ 761,974.06   $1,433,879.36   $5,389,259.32     $          -

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS - SCHEDULE A


                                                                   REFUND       COLLATERAL      P/C - 020      P/C - 080
                                                                 1850553791     1851359800      1181109594     1076138500
Cash - Beg                                                 $              -   $ 574,313.30    $   4,255.17   $   2,046.49

Receipts
Internal Transfers                                                   48,038      3,494,849           1,191          2,362
Interest Income                                                           -              -               -              -
Accounts Receivable - Credit/Collections                                  -        101,809               -              -
Accounts Receivable - Lockbox                                             -      8,903,010               -              -
Retail Cash/Check Sales & J-Card Store Payments                           -              -               -              -
GOB Joint Venture Receipts - Ozer                                         -              -               -              -
Asset Dispositions                                                        -              -               -              -
Revolver Borrowings - Fleet                                               -              -               -              -
Return Items Redeposited                                                  -              -               -              -
Misc Deposits/Credits                                                     -        407,118              77          1,223
Bankcard Receipts                                                         -              -               -              -
Employee Benefit Plans - Payments from Providers                          -              -               -              -
Corporate Income Tax Refund                                               -              -               -              -
Total Receipts                                             $         48,038   $12,906,786.97  $      1,268   $      3,585

Disbursements
Internal Transfers                                                        -     13,013,918               -              -
Electronic Payroll Tax / Withholding Payments                             -              -               -              -
Payroll                                                                   -              -               -              -

Vendor Payments                                                           -              -           1,261          2,290
Electronic Sales Tax Payments                                             -              -               -              -
Revolver Fees and Interest - Fleet                                        -              -               -              -
Receipts applied to Revolver Balance - Fleet                              -              -               -              -
Customer Refunds                                                     48,038              -               -              -
Employee Benefit Plan Payments                                            -              -               -              -
Corporate Income Tax Payments                                             -              -               -              -
Bank Fees                                                                 -          7,839               -              -
Return Items                                                              -         28,151               -              -
Miscellaneous                                                             -          2,558               -              -

Total Disbursements                                        $         48,038   $ 13,052,465    $      1,261   $      2,290

Net Cash Flow                                              $              -   $   (145,678)   $          7   $      1,295

Cash End of Month                                          $              -   $ 428,634.91    $   4,262.07   $   3,341.30





                                                              P/C - 120       P/C - 130       TOL             COL
                                                             1081001909      1129009476    01891045655   01891046421
Cash - Beg                                                 $   2,363.44    $   8,498.76    $         -   $         -

Receipts
Internal Transfers                                                  506           3,169              -             -
Interest Income                                                       -               -              -             -
Accounts Receivable - Credit/Collections                              -               -              -             -
Accounts Receivable - Lockbox                                         -               -              -             -
Retail Cash/Check Sales & J-Card Store Payments                       -               -              -             -
GOB Joint Venture Receipts - Ozer                                     -               -              -             -
Asset Dispositions                                                    -               -              -             -
Revolver Borrowings - Fleet                                           -               -              -             -
Return Items Redeposited                                              -               -              -             -
Misc Deposits/Credits                                               409          17,399              -             -
Bankcard Receipts                                                     -               -              -             -
Employee Benefit Plans - Payments from Providers                      -               -              -             -
Corporate Income Tax Refund                                           -               -              -             -
Total Receipts                                             $        915    $     20,568    $         -   $         -

Disbursements
Internal Transfers                                                    -               -              -             -
Electronic Payroll Tax / Withholding Payments                         -               -              -             -
Payroll                                                               -               -              -             -

Vendor Payments                                                   1,609           8,574              -             -
Electronic Sales Tax Payments                                         -               -              -             -
Revolver Fees and Interest - Fleet                                    -               -              -             -
Receipts applied to Revolver Balance - Fleet                          -               -              -             -
Customer Refunds                                                      -               -              -             -
Employee Benefit Plan Payments                                        -               -              -             -
Corporate Income Tax Payments                                         -               -              -             -
Bank Fees                                                             -               -              -             -
Return Items                                                          -             270              -             -
Miscellaneous                                                         -               -              -             -

Total Disbursements                                        $      1,609    $      8,844    $         -   $         -

Net Cash Flow                                              $       (694)   $     11,724    $         -   $         -

Cash End of Month                                          $   1,669.63    $  20,223.09    $         -   $         -


SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS - SCHEDULE A


                                                                            HUNTINGTON BANK
                                                       IND       P/C - 200    P/C - 210          P/C - 510       L/C'S
                                                   01551717485  01891044944  01891044960        01551719425   01891312760
                                                   -----------  -----------  -----------        -----------   -----------
Cash - Beg                                         $  25,301     $    -      $         -      $5,248.54       $    -

Receipts
Internal Transfers                                         -          -                -            575            -
Interest Income                                            -          -                -              -            -
Accounts Receivable - Credit/Collections                   -          -                -              -            -
Accounts Receivable - Lockbox                              -          -                -              -            -
Retail Cash/Check Sales & J-Card Store Payments      637,793          -                -              -            -
GOB Joint Venture Receipts - Ozer                          -          -                -              -            -
Asset Dispositions                                         -          -                -              -            -
Revolver Borrowings - Fleet                                -          -                -              -            -
Return Items Redeposited                               7,193          -                -              -            -
Misc Deposits/Credits                                      -          -                -         13,890            -
Bankcard Receipts                                          -          -                -              -            -
Employee Benefit Plans - Payments from Providers           -          -                -              -            -
Corporate Income Tax Refund                                -          -                -              -            -
Total Receipts                                     $ 644,986     $    -         $      -       $  14,465       $   -

Disbursements
Internal Transfers                                   605,575          -                -              -            -
Electronic Payroll Tax / Withholding Payments              -          -                -              -            -
Payroll                                                    -          -                -              -            -

Vendor Payments                                            -          -                -         16,264            -
Electronic Sales Tax Payments                              -          -                -              -            -
Revolver Fees and Interest - Fleet                         -          -                -              -            -
Receipts applied to Revolver Balance - Fleet               -          -                -              -            -
Customer Refunds                                           -          -                -              -            -
Employee Benefit Plan Payments                             -          -                -              -            -
Corporate Income Tax Payments                              -          -                -              -            -
Bank Fees                                                711          -                -              -            -
Return Items                                          10,386          -                -              -            -
Miscellaneous                                             27          -                -              -            -

Total Disbursements                                $ 616,698   $      -         $      -      $  16,264        $   -

Net Cash Flow                                      $  28,288   $      -         $      -      $  (1,799)       $   -

Cash End of Month                                  $  53,590   $      -         $      -      $3,449.60        $   -

                                                 HUNTINGTON BANK        PNC BANK

                                                     OHIO W/C                   P/C - 520
                                                    01280015979  3101323814     3101323822
                                                    -----------  ----------     ----------

Cash - Beg                                          $ 13,746.29   $27,002.21     $2,146.42

Receipts
Internal Transfers                                            -          525         2,186
Interest Income                                               -            -             -
Accounts Receivable - Credit/Collections                      -            -             -
Accounts Receivable - Lockbox                                 -            -             -
Retail Cash/Check Sales & J-Card Store Payments               -      525,793             -
GOB Joint Venture Receipts - Ozer                             -            -             -
Asset Dispositions                                            -            -             -
Revolver Borrowings - Fleet                                   -            -             -
Return Items Redeposited                                      -          349             -
Misc Deposits/Credits                                         -            -         4,367
Bankcard Receipts                                             -            -             -
Employee Benefit Plans - Payments from Providers              -            -             -
Corporate Income Tax Refund                                   -            -             -
Total Receipts                                      $         -    $ 526,667     $   6,552

Disbursements
Internal Transfers                                            -      533,086             -
Electronic Payroll Tax / Withholding Payments                 -            -             -
Payroll                                                       -            -             -

Vendor Payments                                               -            -         2,195
Electronic Sales Tax Payments                                 -            -             -
Revolver Fees and Interest - Fleet                            -            -             -
Receipts applied to Revolver Balance - Fleet                  -            -             -
Customer Refunds                                              -            -             -
Employee Benefit Plan Payments                                -            -             -
Corporate Income Tax Payments                                 -            -             -
Bank Fees                                                     -          459            12
Return Items                                                  -          792             -
Miscellaneous                                                 -            -             -

Total Disbursements                                 $         -   $  534,337     $   2,207

Net Cash Flow                                       $         -   $   (7,670)    $   4,345

Cash End of Month                                   $ 13,746.29   $19,332.38     $6,491.40

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS - SCHEDULE A


                                                         COMMERCE BANK             CITIZENS BANK         FIFTH THIRD   BANK ONE
                                                     KANSAS      P/C - 530    P/C - 040     P/C - 060    P/C - 051     P/C - 070
                                                  00002804627    0002804571   0000404892    0000341673   0002387763    006503434
                                                  -----------    ----------   ----------    ----------   ----------    ---------
Cash - Beg                                         $33,155.56    $ 7,762.77   $ 1,341.56          $  -   $ 2,855.81   $ 1,663.67

Receipts
Internal Transfers                                          -         2,940            -             -            -            -
Interest Income                                             -             -            -             -            -            -
Accounts Receivable - Credit/Collections                    -             -            -             -            -            -
Accounts Receivable - Lockbox                               -             -            -             -            -            -
Retail Cash/Check Sales & J-Card Store Payments       335,394             -            -             -            -            -
GOB Joint Venture Receipts - Ozer                           -             -            -             -            -            -
Asset Dispositions                                          -             -            -             -            -            -
Revolver Borrowings - Fleet                                 -             -            -             -            -            -
Return Items Redeposited                                    -             -            -             -            -            -
Misc Deposits/Credits                                       -           964        1,612             -        1,374        4,724
Bankcard Receipts                                           -             -            -             -            -            -
Employee Benefit Plans - Payments from Providers            -             -            -             -            -            -
Corporate Income Tax Refund                                 -             -            -             -            -            -
Total Receipts                                     $  335,394    $    3,904   $    1,612          $  -   $    1,374   $    4,724

Disbursements
Internal Transfers                                    362,940             -            -             -            -            -
Electronic Payroll Tax / Withholding Payments               -             -            -             -            -            -
Payroll                                                     -             -            -             -            -            -

Vendor Payments                                             -         2,956        1,289             -           58        3,806
Electronic Sales Tax Payments                               -             -            -             -            -            -
Revolver Fees and Interest - Fleet                          -             -            -             -            -            -
Receipts applied to Revolver Balance - Fleet                -             -            -             -            -            -
Customer Refunds                                            -             -            -             -            -            -
Employee Benefit Plan Payments                              -             -            -             -            -            -
Corporate Income Tax Payments                               -             -            -             -            -            -
Bank Fees                                                 466             -            9             -           22           90
Return Items                                              631             -            -             -            -            -
Miscellaneous                                               -             -            -             -            -            -

Total Disbursements                                $  364,037    $    2,956   $    1,298          $  -   $       79   $    3,897

Net Cash Flow                                      $  (28,644)   $      948   $      313          $  -   $    1,295   $      827

Cash End of Month                                  $ 4,511.92    $ 8,710.51   $ 1,654.84          $  -   $ 4,150.75   $ 2,490.61






                                                      MASTER       PAYROLL
                                                      2912136      2912149
                                                      -------      -------
Cash - Beg                                         $31,202.65   $138,370.87

Receipts
Internal Transfers                                      6,455      382,013
Interest Income                                             -            -
Accounts Receivable - Credit/Collections                    -            -
Accounts Receivable - Lockbox                               -            -
Retail Cash/Check Sales & J-Card Store Payments     1,166,147            -
GOB Joint Venture Receipts - Ozer                           -            -
Asset Dispositions                                          -            -
Revolver Borrowings - Fleet                                 -            -
Return Items Redeposited                                    -            -
Misc Deposits/Credits                                       -            3
Bankcard Receipts                                           -            -
Employee Benefit Plans - Payments from Providers            -            -
Corporate Income Tax Refund                                 -            -
Total Receipts                                     $1,172,602   $  382,016

Disbursements
Internal Transfers                                  1,149,875            -
Electronic Payroll Tax / Withholding Payments               -            -
Payroll                                                     -      380,180

Vendor Payments                                             -            -
Electronic Sales Tax Payments                               -            -
Revolver Fees and Interest - Fleet                          -            -
Receipts applied to Revolver Balance - Fleet                -            -
Customer Refunds                                            -            -
Employee Benefit Plan Payments                              -            -
Corporate Income Tax Payments                               -            -
Bank Fees                                               3,763            -
Return Items                                            2,841            -
Miscellaneous                                              40          280

Total Disbursements                                $1,156,520   $  380,460

Net Cash Flow                                      $   16,083   $    1,556

Cash End of Month                                  $47,285.50   $139,926.46

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS - SCHEDULE A


                                                                     FIRST UNION BANK
                                     -------------------------------------------------------------------------------------------
                                     P/C - 310   P/C - 320   P/C - 330   P/C - 340  P/C - 350  P/C - 360  P/C - 370   P/C - 380
                                      2912592     2912615     2912550     2912576    2912589    2912521    2912534     2912547
                                     ---------   ---------   ---------   ---------  ---------  ---------  ---------   ----------
Cash - Beg                           $1,239.70   $3,035.02   $1,433.18   $1,490.56   $  -      $   -     $2,362.74   $2,507.75

Receipts
Internal Transfers                       -           -           -           -          -          -         -           -
Interest Income                          -           -           -           -          -          -         -           -
Accounts Receivable -
  Credit/Collections                     -           -           -           -          -          -         -           -
Accounts Receivable - Lockbox            -           -           -           -          -          -         -           -
Retail Cash/Check Sales &
  J-Card Store Payments                  -           -           -           -          -          -         -           -
GOB Joint Venture Receipts - Ozer        -           -           -           -          -          -         -           -
Asset Dispositions                       -           -           -           -          -          -         -           -
Revolver Borrowings - Fleet              -           -           -           -          -          -         -           -
Return Items Redeposited                 -           -           -           -          -          -         -           -
Misc Deposits/Credits                    1,141         815       2,130       3,895      -          -         1,633          76
Bankcard Receipts                        -           -           -           -          -          -         -           -
Employee Benefit Plans -
  Payments from Providers                -           -           -           -          -          -         -           -
Corporate Income Tax Refund              -           -           -           -          -          -         -           -
Total Receipts                       $   1,141   $     815   $   2,130   $   3,895   $  -      $   -     $   1,633   $      76

Disbursements
Internal Transfers                       -           -           -           -          -          -         -           -
Electronic Payroll Tax /
  Withholding Payments                   -           -           -           -          -          -         -           -
Payroll                                  -           -           -           -          -          -         -           -
                                         -           -           -           -          -          -         -           -
Vendor Payments                          1,199         668       -           1,176      -          -           708       2,130
Electronic Sales Tax Payments            -           -           -           -          -          -         -           -
Revolver Fees and Interest - Fleet       -           -           -           -          -          -         -           -
Receipts applied to Revolver
  Balance - Fleet                        -           -           -           -          -          -         -           -
Customer Refunds                         -           -           -           -          -          -         -           -
Employee Benefit Plan Payments           -           -           -           -          -          -         -           -
Corporate Income Tax Payments            -           -           -           -          -          -         -           -
Bank Fees                                -           -           -           -          -          -         -           -
Return Items                             -           -           -           -          -          -         -           -
Miscellaneous                            -           -           -           -          -          -         -           -

Total Disbursements                  $   1,199   $     668   $   -       $   1,176   $  -      $   -     $     708   $   2,130

Net Cash Flow                        $     (58)  $     147   $   2,130   $   2,719   $  -      $   -     $     925   $  (2,054)

Cash End of Month                    $1,182.09   $3,182.00   $3,563.28   $4,209.50   $  -      $   -     $3,288.01   $  453.61

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS - SCHEDULE A

                                                                                              FLEET BANK
                                                                                      --------------------------
                                      P/C - 399  P/C - 410  P/C - 420    P/C - 430      CUSTOMER       REVOLVER    CURRENT MONTH
                                       2912628    2912602    2912563      2912518      9419400055     9428428068       ACTUAL
                                     ----------  ---------  ---------    ---------    -----------     ----------   -------------
Cash - Beg                           $ 2,088.40   $  -     $ 1,782.31   $ 1,930.35  $    24,285.80    $       -    $4,387,389.12

Receipts
Internal Transfers                          -        -            -            -        33,274,240     10,442,862     73,715,062
Interest Income                             -        -            -            -             1,714            -            1,714
Accounts Receivable -
  Credit/Collections                        -        -            -            -               -              -          101,809
Accounts Receivable - Lockbox               -        -            -            -               -              -        8,903,010
Retail Cash/Check Sales &
  J-Card Store Payments                     -        -            -            -               -              -        6,159,651
GOB Joint Venture Receipts - Ozer           -        -            -            -               -              -              -
Asset Dispositions                          -        -            -            -               -       71,037,462     73,700,228
Revolver Borrowings - Fleet                 -        -            -            -               -       13,057,741     13,057,741
Return Items Redeposited                    -        -            -            -               -              -            7,542
Misc Deposits/Credits                       125      -          3,991       11,865             -              -          504,505
Bankcard Receipts                           -        -            -            -               -       18,352,479     18,773,717
Employee Benefit Plans -
  Payments from Providers                   -        -            -            -               -              -           70,452
Corporate Income Tax Refund                 -        -            -            -               -              -        2,851,536
Total Receipts                       $      125   $  -     $    3,991   $   11,865  $   33,275,953   $112,890,544   $197,846,966

Disbursements
Internal Transfers                          -        -            -            -         9,415,000     42,774,240     83,102,884
Electronic Payroll Tax /
  Withholding Payments                      -        -            -            -               -              -        2,221,167
Payroll                                     -        -            -            -               -              -        4,572,740
                                            -        -            -            -               -              -              -
Vendor Payments                           1,186      -          1,677        4,812         108,283            -        7,384,224
Electronic Sales Tax Payments               -        -            -            -               -              -        1,449,842
Revolver Fees and Interest - Fleet          -        -            -            -               -        3,557,741      3,557,741
Receipts applied to Revolver
  Balance - Fleet                           -        -            -            -               -       66,558,563     66,558,563
Customer Refunds                            -        -            -            -               -              -          194,849
Employee Benefit Plan Payments              -        -            -            -               -              -          764,916
Corporate Income Tax Payments               -        -            -            -               -              -           30,000
Bank Fees                                   -        -            -            -             5,232            -           36,393
Return Items                                -        -            -            -               -              -           56,448
Miscellaneous                               -        -            -            -               -              -            6,615

Total Disbursements                  $    1,186   $  -     $    1,677   $    4,812  $    9,528,515   $112,890,544   $169,936,383

Net Cash Flow                        $   (1,061)  $  -     $    2,314   $    7,053  $   23,747,439   $        -     $ 27,910,583

Cash End of Month                    $ 1,027.39   $  -     $ 4,096.74   $ 8,982.95  $23,771,724.42   $        -     $ 32,297,972

SCHEDULE A
RECONCILIATION OF CASH TO BALANCE SHEET

Total Cash Per Schedule A TOTAL (previous page):                                                                  $ 32,297,972

Less: Reconciling items/entries needed per Bank Recs**                                                              (7,709,457)

Add: Bank Overdraft Reclass Entry (Comerica only)                                                                       N/A

Add: Cash Funds not included in Bank Account Schedule
0001-901-XXX                                             Petty Cash not in bank acct schedule              4,407
0001-903-XXX                                             Store Till Funds not in bank acct schedule
0001-912-XXX                                             Discover Cards                                       -
0001-913-XXX                                             American Express                                  1,483
0001-995-XXX                                             Visa/MC                                           9,312
                                                                                                           -----
                                                                                                                        15,202

Miscellaneous adjustment - Petty Cash Checking accounts - Closed accounts with negative book balances                   (2,121)

Rounding adjustment                                                                                                        404
                                                                                                                  ------------

Total Cash Per Balance Sheet                                                                                      $ 24,602,000
                                                                                                                  ============

** This includes all "Bank Rec_Sch.B" tab reconciling items

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN


In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                                Reporting Period: July 7, 2002 to August 3, 2002


                              BANK RECONCILIATION

JACOBSON STORES, INC.                                                      BANK ACCOUNTS
                                       -------------------------------------------------------------------------------------
BALANCE PER BOOKS
                                       $         -            $           -           $              -         $           -


Bank Balance
                                       SEE ATTACHED SCHEDULE B                                       -                     -
Plus: Deposits In Transit
                                                 -                        -                          -                     -
Less: Outstanding Checks
                                                 -                        -                          -                     -
Other
                                                 -                        -                          -                     -
ADJUSTED BANK BALANCE
                                       $         -            $           -           $              -         $           -



OTHER

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE B
BANK RECONCILIATION SCHEDULE

                                         PAYROLL       PAYROLL      ACCTS PAY        AA           EL          EGR          GPT
                                        2176961189   1851132363     2176960694   2021061474   2021061375   2021061367  2021061383
                                        ----------   ----------     ----------   ----------   ----------   ----------  ----------
Balance Per Books                      $(18,222.40)  $57,310.74        $  -      $     -         $  -        $   -      $     -

Bank Balance                                  -         121,955           -            -            -            -            -
Plus: Deposits in Transit -
  Booked Not Banked                           -             -             -            -            -            -            -
Less: Outstanding Checks/Wire
  Transfers                                (17,392)    (457,501)          -            -            -            -            -
Less: Outstanding Internal Transfers          -         392,413           -            -            -            -            -
Less: Deposits in Transit -
  Banked not Booked                           -             -             -            -            -            -            -
Misposted Entries                             -             -             -            -            -            -            -
Checks issued not on Books                    -             -             -            -            -            -            -
Interest Income not on Books                  -             -             -            -            -            -            -
Return of Direct Deposit Funds
  not on Books                                -             -             -            -            -            -            -
Checks Cleared not O/S on Books               -             454           -            -            -            -            -
Overdraft Charges not on Books                -             -             -            -            -            -            -
Returned Items                                -             -             -            -            -            -            -
Interest Expense not on Books                 -             -             -            -            -            -            -
Bank Fees/Debits not on Books                 -             -             -            -            -            -            -
Misc Deposit/Credit not on Books              -             -             -            -            -            -            -
Bankcard Fees not on Books                    -             -             -            -            -            -            -
Bankcard Debits on Books not Bank             -             -             -            -            -            -            -
Misc variance                                 -             (10)          -            -            -            -            -

ADJUSTED BANK BALANCE                  $(17,391.92)  $57,310.74        $  -      $     -         $  -        $   -      $     -

SCHEDULE B
BANK RECONCILIATION SCHEDULE


                                                                      COMERICA BANK
                                  --------------------------------------------------------------------------------------------
                                     BHM         ROCH         LIV       CO. INS         FLEX           VEBA          CONCENTR.
                                  2021061482  2021061425   2021061417  2176961197    1840425811     1840427643      1149003715
                                  ----------  ----------   ----------  ----------    ----------     ----------      ----------
Balance Per Books                   $  -       $    -       $      -   $      -     $  31,902.02    $505,419.46    $(903,080.09)

Bank Balance                           -            -              -          -           25,723        761,974       1,433,879
Plus: Deposits in Transit -
  Booked Not Banked                    -            -              -          -              -              -               582
Less: Outstanding Checks/
  Wire Transfers                       -            -              -          -           (9,249)       (58,751)     (2,830,186)
Less: Outstanding Internal
  Transfers                            -            -              -          -              -           26,687         292,548
Less: Deposits in Transit -
  Banked not Booked                    -            -              -          -           (7,337)      (225,000)            -
Misposted Entries                      -            -              -          -              -              -               -
Checks issued not on Books             -            -              -          -              -              -               -
Interest Income not on Books           -            -              -          -              -              -               -
Return of Direct Deposit
  Funds not on Books                   -            -              -          -              -              -               -
Checks Cleared not O/S on Books        -            -              -          -              -              -               -
Overdraft Charges not on Books         -            -              -          -              -              -               -
Returned Items                         -            -              -          -              -              -               556
Interest Expense not on Books          -            -              -          -              -              -               -
Bank Fees/Debits not on Books          -            -              -          -              -              509         189,181
Misc Deposit/Credit not on Books       -            -              -          -              -              -              (317)
Bankcard Fees not on Books             -            -              -          -              -              -               -
Bankcard Debits on Books not Bank      -            -              -          -              -              -               -
Misc variance                          -            -              -          -           22,765             (0)         10,676

ADJUSTED BANK BALANCE               $  -       $    -       $      -   $      -     $  31,902.02    $505,419.46    $(903,080.09)

SCHEDULE B
BANK RECONCILIATION SCHEDULE

                                      FUNDING           A/R          REFUND      COLLATERAL   P/C - 020    P/C - 080    P/C - 120
                                    1850803196      1840422354     1850553791    1851359800   1181109594   1076138500   1081001909
                                    ----------      ----------     ----------    ----------   ----------   ----------   ----------
Balance Per Books                 $1,048,859.88    $(125,701.74)  $(170,104.06)  $383,329.49    $4,163.46    $3,103.55    $(72.17)

Bank Balance                          5,389,259            -              -          428,635        4,262        3,341      1,670
Plus: Deposits in Transit -
  Booked Not Banked                   3,598,448            -              -          115,653          -            -          -
Less: Outstanding Checks/
  Wire Transfers                    (14,601,738)      (144,570)      (172,736)        (8,278)        (374)        (238)      (275)
Less: Outstanding Internal
  Transfers                           9,325,574            -            2,632       (154,099)         -            -          -
Less: Deposits in Transit -
  Banked not Booked                  (2,662,766)           -              -              -            -            -          -
Misposted Entries                           -              -              -              -            -            -       (1,467)
Checks issued not on Books                  -              -              -              -            -            -          -
Interest Income not on Books                -              -              -              -            -            -          -
Return of Direct Deposit Funds
  not on Books                              -              -              -              -            -            -          -
Checks Cleared not O/S on Books             -              -              -              -            -            -          -
Overdraft Charges not on Books              -              -              -              -            -            -          -
Returned Items                              -              -              -               92          -            -          -
Interest Expense not on Books               -              -              -              -            -            -          -
Bank Fees/Debits not on Books                83         18,869            -            1,356          -            -          -
Misc Deposit/Credit not on Books            -              -              -              (30)         -            -          -
Bankcard Fees not on Books                  -              -              -              -            -            -          -
Bankcard Debits on Books not Bank           -              -              -              -            -            -          -
Misc variance                                (0)            (1)             0            -            275          -          -

ADJUSTED BANK BALANCE             $1,048,859.88   $(125,701.74)  $(170,104.06)   $383,329.49    $4,163.46    $3,103.55    $(72.17)

SCHEDULE B
BANK RECONCILIATION SCHEDULE

                                                                                HUNTINGTON BANK
                                   ----------     ----------------------------------------------------------------------------
                                   P/C - 130          TOL          COL          IND       P/C - 200    P/C - 210    P/C - 510
                                   1129009476     01891045655  01891046421  01551717485  01891044944  01891044960  01551719425
                                   ----------     -----------  -----------  -----------  -----------  -----------  -----------
Balance Per Books                   $6,282.83      $    -       $    -      $     -        $  -         $    -     $310.66

Bank Balance                           20,223           -            -         53,590         -              -       3,450
Plus: Deposits in Transit -
  Booked Not Banked                       -             -            -            -           -              -         -
Less: Outstanding Checks/
  Wire Transfers                         (677)          -            -            -           -              -      (3,139)
Less: Outstanding Internal
  Transfers                               -             -            -        (53,590)        -              -         -
Less: Deposits in Transit -
  Banked not Booked                   (13,533)          -            -            -           -              -         -
Misposted Entries                         -             -            -            -           -              -         -
Checks issued not on Books                -             -            -            -           -              -         -
Interest Income not on Books              -             -            -            -           -              -         -
Return of Direct Deposit
  Funds not on Books                      -             -            -            -           -              -         -
Checks Cleared not O/S on Books           -             -            -            -           -              -         -
Overdraft Charges not on Books            -             -            -            -           -              -         -
Returned Items                            270           -            -            -           -              -         -
Interest Expense not on Books             -             -            -            -           -              -         -
Bank Fees/Debits not on Books             -             -            -            -           -              -         -
Misc Deposit/Credit not on Books          -             -            -            -           -              -         -
Bankcard Fees not on Books                -             -            -            -           -              -         -
Bankcard Debits on Books not Bank         -             -            -            -           -              -         -
Misc variance                               0           -            -            -           -              -           0

ADJUSTED BANK BALANCE               $6,282.83      $    -       $    -      $     -        $  -         $    -     $310.66

SCHEDULE B
BANK RECONCILIATION SCHEDULE

                                                                      PNC BANK                  COMMERCE BANK        CITIZENS BANK
                                   ------------------------    -----------------------       ---------------------   -------------
                                      L/C'S       OHIO W/C                  P/C - 520        KANSAS      P/C - 530     P/C - 040
                                   01891312760  01280015979    3101323814   3101323822       2804627      2804571       404892
                                   -----------  -----------    ----------   ----------       -------     ---------     ---------
Balance Per Books                      $   -     $13,746.29    $     -      $ 6,192.94       $   -      $ 8,393.64    $   768.21

Bank Balance                               -         13,746       19,332         6,491         4,512         8,711         1,655
Plus: Deposits in Transit -
  Booked Not Banked                        -            -            -             -             -             -             -
Less: Outstanding Checks/
  Wire Transfers                           -            -            -            (311)          -            (317)          -
Less: Outstanding Internal
  Transfers                                -            -        (19,332)          -          (4,512)          -             -
Less: Deposits in Transit -
  Banked not Booked                        -            -            -             -             -             -            (889)
Misposted Entries                          -            -            -             -             -             -             -
Checks issued not on Books                 -            -            -             -             -             -             -
Interest Income not on Books               -            -            -             -             -             -             -
Return of Direct Deposit
  Funds not on Books                       -            -            -             -             -             -             -
Checks Cleared not O/S on Books            -            -            -             -             -             -             -
Overdraft Charges not on Books             -            -            -             -             -             -             -
Returned Items                             -            -            -             -             -             -             -
Interest Expense not on Books              -            -            -             -             -             -             -
Bank Fees/Debits not on Books              -            -            -              12           -             -             -
Misc Deposit/Credit not on Books           -            -            -             -             -             -             -
Bankcard Fees not on Books                 -            -            -             -             -             -             -
Bankcard Debits on Books not Bank          -            -            -             -             -             -             -
Misc variance                              -            -            -             -             -             -               2

ADJUSTED BANK BALANCE                  $   -     $13,746.29       $  -      $ 6,192.94       $   -      $ 8,393.64    $   768.21

SCHEDULE B
BANK RECONCILIATION SCHEDULE

                              CITIZENS BANK  FIFTH THIRD  BANK ONE
                              -------------  -----------  --------       -------------------------------------------------
                                 P/C - 060    P/C - 051   P/C - 070      MASTER        PAYROLL      P/C - 310    P/C - 320
                                  341673     0002387763   006503434      2912136       2912149       2912592      2912615
                                 ---------   ----------   ---------      -------       -------      ---------    ---------
Balance Per Books                 $    -     $4,163.43    $2,100.84      $     -      $19,789.15    $  822.28    $3,182.00

Bank Balance                           -         4,151        2,491         47,286       139,926        1,182        3,182
Plus: Deposits in Transit -
  Booked Not Banked                    -           -            -              -             -            -            -
Less: Outstanding Checks/
  Wire Transfers                       -            (9)        (480)           -        (119,586)        (537)         -
Less: Outstanding Internal
  Transfers                            -           -            -          (47,286)          -            -            -
Less: Deposits in Transit -
  Banked not Booked                    -           -            -              -             -            -            -
Misposted Entries                      -           -            -              -             -            177          -
Checks issued not on Books             -           -            -              -             -            -            -
Interest Income not on Books           -           -            -              -             -            -            -
Return of Direct Deposit
  Funds not on Books                   -           -            -              -             -            -            -
Checks Cleared not O/S on Books        -           -            -              -             -            -            -
Overdraft Charges not on Books         -           -            -              -             -            -            -
Returned Items                         -           -            -              -             -            -            -
Interest Expense not on Books          -           -            -              -             -            -            -
Bank Fees/Debits not on Books          -            22           90            -             -            -            -
Misc Deposit/Credit not on Books       -           -            -              -            (566)         -            -
Bankcard Fees not on Books             -           -            -              -             -            -            -
Bankcard Debits on Books not Bank      -           -            -              -             -            -            -
Misc variance                          -           -            -              -              15          -            -

ADJUSTED BANK BALANCE             $    -     $4,163.43    $2,100.84      $     -      $19,789.15    $  822.28    $3,182.00

SCHEDULE B
BANK RECONCILIATION SCHEDULE

                                                                       FIRST UNION BANK
                                    ----------------------------------------------------------------------------------------------
                                    P/C - 330    P/C - 340  P/C - 350   P/C - 360  P/C - 370   P/C - 380    P/C - 399    P/C - 410
                                     2912550      2912576    2912589     2912521    2912534     2912547      2912628      2912602
                                    ---------    ---------  ---------   ---------  ---------   ---------    ---------    ---------
Balance Per Books                   $5,572.64    $5,979.45    $  -       $   -     $3,155.91    $ (116.03)   $1,296.35       $  -

Bank Balance                            3,563        4,210       -           -         3,288          454        1,027          -
Plus: Deposits in Transit -
  Booked Not Banked                     2,421        1,026       -           -           -            -            721          -
Less: Outstanding Checks/
  Wire Transfers                         (161)         (71)      -           -          (132)        (570)        (452)         -
Less: Outstanding Internal
  Transfers                               -            -         -           -           -            -            -            -
Less: Deposits in Transit -
  Banked not Booked                      (250)         -         -           -           -            -            -            -
Misposted Entries                         -            -         -           -           -            -            -            -
Checks issued not on Books                -            -         -           -           -            -            -            -
Interest Income not on Books              -            -         -           -           -            -            -            -
Return of Direct Deposit
  Funds not on Books                      -            -         -           -           -            -            -            -
Checks Cleared not O/S on Books           -            -         -           -           -            -            -            -
Overdraft Charges not on Books            -            -         -           -           -            -            -            -
Returned Items                            -            -         -           -           -            -            -            -
Interest Expense not on Books             -            -         -           -           -            -            -            -
Bank Fees/Debits not on Books             -            -         -           -           -            -            -            -
Misc Deposit/Credit not on Books          -            -         -           -           -            -            -            -
Bankcard Fees not on Books                -            -         -           -           -            -            -            -
Bankcard Debits on Books not Bank         -            -         -           -           -            -            -            -
Misc variance                             -            815       -           -           -            -            -            -

ADJUSTED BANK BALANCE               $5,572.64    $5,979.45    $  -       $   -     $3,155.91    $ (116.03)   $1,296.35       $  -

SCHEDULE B
BANK RECONCILIATION SCHEDULE


                                                                          FLEET BANK               TOTAL
                                     -------------------------     --------------------------      -----
                                     P/C - 420       P/C - 430      CUSTOMER       REVOLVER
                                      2912563         2912518      9419400055     9428428068
                                     ---------       ---------     ----------     -----------  --------------
Balance Per Books                   $  2,977.09    $  8,363.15    $23,677,795.34       $ -     $24,587,684.31

Bank Balance                              4,097          8,983        23,771,724         -      32,297,971.93
Plus: Deposits in Transit -
  Booked Not Banked                         -              -              -              -          3,718,851
Less: Outstanding Checks/
  Wire Transfers                         (1,120)          (890)           -              -        (18,429,738)
Less: Outstanding Internal
  Transfers                                 -              -              -              -          9,761,035
Less: Deposits in Transit -
  Banked not Booked                         -             (272)         (100,000)        -         (3,010,047)
Misposted Entries                           -              -               6,071         -              4,781
Checks issued not on Books                  -              -              -              -             -
Interest Income not on Books                -              -              -              -             -
Return of Direct Deposit
  Funds not on Books                        -              -              -              -             -
Checks Cleared not O/S on Books             -              -              -              -                454
Overdraft Charges not on Books              -              -              -              -             -
Returned Items                              -              -              -              -                919
Interest Expense not on Books               -              -              -              -             -
Bank Fees/Debits not on Books               -              -              -              -            210,121
Misc Deposit/Credit not on Books            -              -              -              -               (912)
Bankcard Fees not on Books                  -              -              -              -             -
Bankcard Debits on Books not Bank           -              -              -              -             -
Misc variance                               -              542            -              -             35,079
                                                                                                       -
ADJUSTED BANK BALANCE               $  2,977.09    $  8,363.15    $23,677,795.34       $ -     $24,588,514.79

                         UNITED STATED BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                                Reporting Period: July 7, 2002 to August 3, 2002


                           STATEMENT OF OPERATIONS**
                             (dollars in thousands)


                                                                     Cumulative
                                                                   Filing to date
                                                           July        Totals
                                                           ----    --------------
Net Sales                                               $  12,328    $ 155,128

Cost of Goods Sold                                        (10,064)    (110,796)
                                                        ---------    ---------

Gross Profit                                                2,264       44,332

Operating Expenses                                         (7,936)     (62,974)
                                                        ---------    ---------

Operating Income / (Loss)                                  (5,672)     (18,642)

Interest Expense                                             (224)      (2,374)

Other Income                                              (27,705)     (26,167)
                                                        ---------    ---------

Net Income / (Loss) b/4 Restructuring Costs and Taxes     (33,601)     (47,183)

Reorganization Expenses - (incl. Professional Fees)        (1,989)      (8,638)

Income Taxes - Benefit / (Expense)                            444          521
                                                        ---------    ---------
                                                        ----------------------
Net Income / (Loss)                                     $ (35,146)   $ (55,300)
                                                        ======================


** NOTE: The un-audited financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

                         UNITED STATED BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                                Reporting Period: July 7, 2002 to August 3, 2002




                           BALANCE SHEET - UNAUDITED
                             (dollars in thousands)




                 ASSETS
CURRENT ASSETS:
CASH AND CASH EQUIVALENTS                                       $  24,602
ACCOUNTS RECEIVABLE, NET                                              617
DUE FROM VENDORS                                                    6,995
INTERCOMPANY RECEIVABLE                                                 0
INVENTORIES                                                             0
DEFERRED FINANCING                                                    987
OTHER PREPAIDS                                                      2,195
REFUNDABLE INCOME TAXES                                                 0
                                                                ---------
                                           SUBTOTAL                35,396

TOTAL P, P & E:                                                   111,436
LESS: ACCUMULATED DEPR.                                           (68,602)
                                                                ---------
           PROPERTY, PLANT & EQUIPMENT, NET                        42,834

OTHER ASSETS:
LIFE INSURANCE - CSV                                                  567
EQUITY IN SUBS                                                      2,100
PREPAID PENSION                                                         0
OTHER                                                               2,950
                                                                ---------
                                           SUBTOTAL                 5,617

                                                                ---------
TOTAL ASSETS                                                    $  83,847
                                                                =========

                         UNITED STATED BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                                Reporting Period: July 7, 2002 to August 3, 2002


                           BALANCE SHEET - UNAUDITED
                             (dollars in thousands)



        LIABILITIES & STOCKHOLDERS' EQUITY
                CURRENT LIABILITIES
POST-PETITION LIABILITIES & ACCRUED EXPENSES:
ACCOUNTS PAYABLE                                                $   7,141
AMOUNTS DUE TO INSIDERS                                                 0
ACCRUED PAYROLL                                                     2,090
ACCRUED PROPERTY TAXES                                              1,587
ACCRUED PAYROLL TAXES                                                 887
ACCRUED STATE INCOME TAXES                                            404
ACCRUED SALES & USE TAXES                                             301
ACCRUED INTEREST                                                       45
ACCRUED PROFESSIONAL FEES                                           2,190
ACCRUED RENT/LEASE                                                    832
RESTRUCTURING RESERVE                                               2,042
ACCRUED OTHER                                                       8,830
                                                                ---------

                                           SUBTOTAL                26,349

OTHER POST-PETITION LIABILITIES:
NOTES PAYABLE - REVOLVER                                                0
INTERCOMPANY LIABILITIES                                           50,639
DEFERRED RENT                                                           0
BANK FLOAT / OVERDRAFTS                                                 0
OTHER LIABILITIES                                                       0
                                                                ---------
                                           SUBTOTAL                50,639
                                                                ---------

TOTAL CURRENT POST-PETITION LIABILITIES                            76,988

LIABILITIES SUBJECT TO COMPROMISE:
ACCOUNTS PAYABLE                                                   41,598
ACCRUED GOM CAPITAL LEASE OBLIGATION                                    0
ACCRUED VACATION                                                    2,998
ACCRUED WORKERS COMPENSATION                                        2,216
ACCRUED INTEREST                                                    1,079
ACCRUED PROPERTY TAXES                                              1,360
OFFICER'S DEFERRED COMPENSATION                                       415
MORTGAGES                                                               0
DEBENTURES                                                         24,376
OTHER LIABILITIES                                                   1,450
                                                                ---------
                                           SUBTOTAL                75,492
                                                                ---------

TOTAL LIABILITIES                                                 152,480

STOCKHOLDERS' EQUITY:
COMMON STOCK                                                        5,975
PAID IN SURPLUS                                                     7,201
TREASURY STOCK                                                       (399)
RETAINED EARNINGS, BEGINNING                                      (26,110)
CURRENT PERIOD EARNINGS                                           (55,300)
                                                                ---------

                                           SUBTOTAL               (68,633)
                                                                ---------

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                        $  83,847
                                                                =========



** NOTE: The un-audited financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

                         UNITED STATED BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                                Reporting Period: July 7, 2002 to August 3, 2002



                         SUMMARY OF POSTPETITION TAXES


JACOBSON STORES, INC.

                                 BEGINNING TAX  AMOUNT WITHHELD OR
                                   LIABILITY         ACCRUED         AMOUNT PAID  DATE PAID   CHECK NO. OR EFT  ENDING TAX LIABILITY
FEDERAL

Withholding                       $    59,753    $ 1,012,765      $   665,797    SEE SUMMARY SCHEDULE C                 $   406,721
FICA - Employee                        61,643        481,563          424,456    SEE SUMMARY SCHEDULE C                     118,750

FICA - Employer                       190,799        501,431          424,456    SEE SUMMARY SCHEDULE C                     267,774

Unemployment                           36,355          5,386           33,489    SEE SUMMARY SCHEDULE C                       8,252

Income - SEE BELOW                          -                                                                                     -

Other:                                      -                                                                                     -

  TOTAL FEDERAL TAXES                 348,550      2,001,145        1,548,198                                               801,497

STATE AND LOCAL

Withholding                            23,901        183,462          154,916    SEE SUMMARY SCHEDULE D                      52,447

Sales & Use                           603,668        801,192        1,103,631    SEE SUMMARY SCHEDULE D                     301,229

Unemployment                          148,077         21,206          136,832    SEE SUMMARY SCHEDULE D                      32,451

Real Property                       1,002,472        226,800           44,455                                             1,184,817

Personal Property                     323,790         78,332                -                                               402,122

Income                                434,074              -           30,000                                               404,074

Other:                                      -              -                -                                                     -

  TOTAL STATE AND LOCAL             2,535,982      1,310,992        1,469,835                                             2,377,139

TOTAL TAXES PAYABLE               $ 2,884,532    $ 3,312,137      $ 3,018,033                                           $ 3,178,636

REFUNDABLE FEDERAL INCOME TAXES   $(2,374,504)             -       (2,374,504)   Refund received                        $         -



                      SUMMARY OF UNPAID POSTPETITION DEBTS


                                              CURRENT                 NUMBER OF DAYS PAST DUE
                                          (INCL. DISCOUNTS)   0 - 30          31 - 60         61 +                     TOTAL
Accounts Payable - Merchandise                $   970,836   $ 2,874,484   $   291,816   $ 1,337,154                   5,474,289

Accounts Payable - Non-Merchandise              1,256,269       336,538        65,748         7,967                   1,666,521

Accrued Payroll                                 2,090,000             -             -             -             -     2,090,000

Accrued Taxes                                   3,179,000             -             -             -             -     3,179,000

Interest                                           45,000             -             -             -             -        45,000

Professional Fees                               2,190,000             -             -             -             -     2,190,000

Rent / Leases - Building & Equipment              832,000             -             -             -             -       832,000

Amounts Due to Insiders                                 -             -             -             -             -             -

Accrued Other                                   8,830,000             -             -             -             -     8,830,000

Secured Debt / Adequate Protection Payments             -             -             -             -             -             -

Restructuring Reserve                           2,042,000             -             -             -             -     2,042,000

Deferred Rent                                           -             -             -             -             -             -

Bank Float / Overdrafts                                 -             -             -             -             -             -

Other (excluding Interco. payable)                      -             -             -             -             -             -

TOTAL POSTPETITION DEBTS                      $21,435,105   $ 3,211,021   $   357,564   $ 1,345,120      $      -   $26,348,810


If applicable, explain how and when the Debtor intends to pay any past-due postpetition debts.

SEE APPENDIX A

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TAXES - SCHEDULE C:   LISTING OF FEDERAL TAX PAYMENTS

FEDERAL WITHHOLDING& FICA EMPLOYEE/EMPLOYER-LISTING OF PAYMENTS         AMOUNT         CHECK/EFT NO.       DATE      ADD'L COMMENTS
  941 Deposit                                                       $     182,476        81850579       07/08/02
  941 Deposit                                                             640,827        82502464       07/15/02
  941 Deposit                                                             202,109        83417066       07/22/02
  941 Deposit                                                             489,297        84113916       07/29/02
                                                                    -------------
                                                                    $   1,514,709
                                                                    -------------

UNEMPLOYMENT - LISTING OF PAYMENTS
940 Deposit - FUTA                                                  $      33,489        84112971       07/29/02
                                                                    -------------
                                                                    $      33,489
                                                                    -------------

TAXES - SCHEDULE D:  LISTING OF STATE & LOCAL TAX PAYMENTS




STATE & LOCAL WITHHOLDING - LISTING OF PAYMENTS          AMOUNT    CHECK/EFT NO.    DATE           ADD'L COMMENTS
   Michigan - Employee State Withholding               $   13,899    1860015493   07/08/02
   Michigan - Employee State Withholding                   46,446    1930022335   07/15/02
   Michigan - Employee State Withholding                   15,075    2000026373   07/22/02
   Michigan - Employee State Withholding                   39,624    2070028126   07/29/02
   Ohio - Employee State Withholding                           10         46205   07/09/02
   Ohio - Employee State Withholding                          342         11026   07/16/02
   Ohio - Employee State Withholding                           15         87124   07/23/02
   Ohio - Employee State Withholding                          366         55848   07/30/02
   Indiana - Employee City/State Withholding               17,115         24576   07/18/02
   Kentucky - Employee State Withholding                    4,929       1022697   07/12/02
   Kentucky - Employee State Withholding                       -
   Kansas - Employee State Withholding                      3,447       1022695   07/12/02
   Kansas - Employee State Withholding                      4,574       1022869   07/18/02
   Jackson, Michigan - Employee Local Withholding           1,759       1022676   07/12/02
   Grand Rapids, Michigan - Employee Local Withholding        838       1023035   07/29/02
   Columbus, Ohio - Employee Local Withholding                 31       1022657   07/12/02
   Columbus, Ohio - Employee Local Withholding                 31       1022845   07/18/02
   Columbus, Ohio - Employee Local Withholding                 31       1023256   08/02/02
   Louisville, Kentucky - Employee Local Withholding        6,385       1022700   07/12/02
                                                       ----------
                                                       $  154,916
                                                       ----------
UNEMPLOYMENT - LISTING OF PAYMENTS
   SUTA:
   MI                                                  $  104,476       1022881   07/18/02
   OH                                                          73       1023048   07/29/02
   IN                                                         247       1023037   07/29/02
   KY                                                       4,694                 07/29/02
   KS                                                       6,843       1023041   07/29/02
   FL                                                      20,499          7247   07/26/02
                                                       ----------
                                                       $  136,832
                                                       ----------

SALES & USE TAX - LISTING OF PAYMENTS
   Kansas                                              $      406     200046044   7/26/2002
   Kansas                                                 149,314     220016401   7/26/2002
   Indiana                                                125,935         83313   7/22/2002
   Ohio                                                     4,268         83645   7/23/2002
   Kentucky                                               129,999       1223467   7/25/2002
   Florida                                                344,538                 7/19/2002
   Michigan                                                64,125    1930023453   7/15/2002
   Michigan                                               285,047    2110029212   7/31/2002
                                                       ----------
                                                       $1,103,631
                                                       ----------
STATE INCOME TAXES
   Michigan                                                     -
   Indiana                                                 30,000         69198      20-Jul
                                                       ----------
                                                       $   30,000
                                                       ----------

REAL ESTATE TAXES
   Louisville - Oxmoor Center CAM Property taxes           12,717
   Livonia - Laurel Park Place CAM property taxes      $   31,739
                                                       ----------
                                                       $   44,456
                                                       ----------

JACOBSON STORES, INC.
SCHEDULE E: OPEN PAYABLES - MERCHANDISE VENDORS

VENDOR #    VENDOR NAME                       CURRENT         1-30          31-60          61+          DISCOUNTS       TOTAL
--------    -----------                       -------         ----          -----          ---          ---------       -----
848959474   A. MARC LEATHER                      --            --             --             60.00          --            60.00
    18911   A.C. Mazzoli                         --            --            (32.20)         82.19          --            49.99
799106836   A.J. CHRISTOPHER                 16,236.00      6,656.54      (8,022.72)         --             --        14,869.82
 61397139   ABS                              14,293.85     33,027.00          --             --          3,785.67     43,535.18
   210187   ABYSS EUROPEAN TOWELS                --           381.60          --             --             --           381.60
148683121   Action Wear Inc                      --        34,659.00     (16,060.14)         --          2,772.72     15,826.14
794040329   ADRIANNA PAPELL OCCASIONS            --           138.00          --             --             11.04        126.96
179499322   ADRIENNE VICTORIA DESIGNS            --        10,503.52          --             --            838.45      9,665.07
  5110846   AFFY TAPPLE LLC                      --            --             --            129.00          --           129.00
 24272143   AFTER HOURS BATH PRODUCTS            --            39.26          --             --             --            39.26
 10467728   All-Clad Metalcrafters               --        13,589.02          --             --             --        13,589.02
  6076863   ALLEN-EDMONDS SHOE CORP             916.65      4,430.70         141.05       4,420.35          50.90      9,857.85
201704327   AMERICAN ESSENTIALS                  --         3,545.01      (1,904.88)         --             --         1,640.13
   104125   American Gourmet-Snacks              --         1,264.18          --             --             --         1,264.18
 38220455   ANDRE ASSOUS                         --         1,529.85          --             --             --         1,529.85
807425350   ANDREW STEVENS                       --            --             --            291.01          --           291.01
 62458740   ANGELA FRASCONE FASHION ACC       1,361.85         --             --             --             --         1,361.85
  4737826   APPAREL DEPOT                        --           290.06          --             --             --           290.06
 14394261   APPLAUSE LLC                         --         1,097.82         (50.00)         --             --         1,047.82
931903942   ARGENTO VIVO                         --         1,614.00          --             --             --         1,614.00
 59626783   ARIANNA                           1,395.87      5,347.22         (25.10)         --            535.44      6,182.55
 61298253   ARIEL OF FRANCE INC                 459.00      3,996.00        (115.74)         --             --         4,339.26
 61087508   ARIZONA NATURAL RESOURCE             --         4,104.00       5,343.00        (186.55)         --         9,260.45
 29174737   ARTHUR COURT DESIGNS             16,788.00         --         (1,159.50)      4,334.96          --        19,963.46
787551142   ASHLEIGH MANOR                       --            --             --          2,182.00          --         2,182.00
117491779   ATHRA NJ                             --         1,326.00          --             --             --         1,326.00
146645879   AUBADE                              567.00      1,246.60          --             43.00          --         1,856.60
112920954   AVIGNON INTERNATIONAL                --         6,627.00          --             --             --         6,627.00
114259377   AXIS MENSWEAR                     3,064.25      5,190.30          --             --             --         8,254.55
858915697   B.E.M. ENTERPRISE LTD            18,683.88    (12,093.40)         --            240.00       1,493.20      5,337.28
 24444200   BABY NEEDS INC                    1,697.00         --             --             --             --         1,697.00
  5908454   Baccarat                         27,400.57    (25,740.00)         --             --             --         1,660.57
  6138408   BADGER BASKET CO                     --            --            118.80          --             --           118.80
 58289976   BAG BAZAAR LLC                       --            --            (98.40)        137.00          --            38.60
789734852   Ballin International                 --         6,729.80          --             --             --         6,729.80
   210641   BANDANA CO INC                       --         2,674.21       4,894.59          --             --         7,568.80
202110367   BARMISH INC                          --            --            133.75          --             --           133.75
782216253   Barse + Company                   9,364.00     14,884.50          --             --             --        24,248.50
189148844   BAY LINENS INC                       --        20,338.00          --             --             --        20,338.00
612729665   BDS INC/SCHWARTZ & BENJAMIN          --        34,137.78      18,259.07          --             --        52,396.85
   176636   BEADS & BANGLES                      16.50         --             --             --             --            16.50
   213389   BEDOL INTERNATIONAL GROUP            --         3,589.00          --             --             --         3,589.00
   213058   BELLE & JAX                          --            --            (10.00)        545.00          --           535.00
878198043   BENJAMIN & ROTH SALES                --           330.00          --             --             --           330.00
 40787520   BENNETT FOOTWEAR GROUP LLC           --            --            132.00          --             --           132.00
   324681   Bentley Cravats Corp                 --           617.54          --             --             --           617.54
135806870   BETTINA VON WOLHOF LLC               --         1,323.00       4,341.85          --             --         5,664.85
118478478   Bewley Irish Imports                 --            60.87          --            (10.87)         --            50.00
825951544   BIATTA INTIMATES/SECRET FASHIO    2,773.42     (2,711.40)         --             --             --            62.02
  1481340   Bill Blass                           --        18,540.00          --             --          1,481.60     17,058.40
 54730887   BLUE SKY                             --        10,316.75          --             --             --        10,316.75
 19079149   BLUSHING ROSE PUBLISHING             --           538.50          --             --             --           538.50
627131279   BOBBI BROWN                      30,556.50      7,764.20     (39,584.36)     54,391.51          --        53,127.85
112915681   BODY ACTION DESIGNS                  --        15,099.21        (888.64)     (7,025.54)      1,443.92      5,741.11
 12229019   BONNIE J                             --        11,176.83          --              5.90          --        11,182.73
  4285920   BOSCA                                --         8,163.93          --             --             --         8,163.93
 43368245   BOTANICAL HABITATS                   --         1,860.50         245.09          --             --         2,105.59
   211219   BOUTIQUE SCANDINAVIA                 --            --             --          1,395.50          --         1,395.50
839414422   BRAIN SURGERY, INC. D/B/A            --        10,747.69      (7,065.15)      6,086.65       1,527.98      8,241.21
   184119   BROOKHAVEN DESIGNS LTD            2,996.40      1,003.20       2,400.00          --             --         6,399.60
  3292901   BYRD COOKIE CO                      118.80        182.82         127.87          --             --           429.49
 86163268   C.K. Enterprises                     --        47,723.78          --             --             --        47,723.78
103115762   CACHCACH                            384.00         --             --             --             --           384.00
 54568845   CAFFCO INT'L                         --            --             --             95.16          --            95.16
112912035   CALLANEN INTERNATIONAL               --         1,159.00          --             --             --         1,159.00
 24535965   CAPE CRAFTSMEN INC                6,000.00     (4,440.00)         --         (1,010.00)         --           550.00
557461522   CAPELLI OF NEW YORK                  --            --            506.98          --             --           506.98
867178725   CAPRESSO INC                         --         3,129.00        (150.00)         --             --         2,979.00
 60812237   CARLISLE HOME PRODUCTS              732.20      6,792.81          --            171.50          --         7,696.51
 92655125   Carol Dauplaise Ltd                  --        10,182.54          --             --             --        10,182.54
  1232701   CAROLE HOCHMAN DESIGNS            8,680.50         --          3,422.62      (8,889.24)      1,030.12      2,183.76
 64840903   CAROLEE DESIGNS/ RALPH LAUREN     7,745.60        504.00          --            486.00         232.25      8,503.35
 48318547   CAROLINA HERRERA                 22,205.00         --             --         (3,368.94)      4,922.98     13,913.08
624398889   CASAFINA                             --         7,605.35          --             --             --         7,605.35
  5903141   CASPARI                              --            --             --          6,131.60          --         6,131.60
 64996523   CATHERINE STEIN DESIGNS              --         5,922.40          --             --            472.16      5,450.24
 37225559   CELINE PERFUMES                      --         1,929.92          --             --             --         1,929.92
190354308   CHARACTER COLLECITBLES               --            --          3,930.00          --             --         3,930.00

JACOBSON STORES, INC.
SCHEDULE E: OPEN PAYABLES - MERCHANDISE VENDORS

VENDOR #    VENDOR NAME                           CURRENT         1-30         31-60          61+       DISCOUNTS      TOTAL
--------    -----------                           -------         ----         -----          ---       ---------      -----
   139691   CHARLES GARNIER                           76.25         --           --           135.55        --          211.80
 51555761   CHARLES JOURDAN USA                       --        60,636.00        --            --           --       60,636.00
   211565   CHARMING DESIGNS INC                      --         3,149.70        --            --           --        3,149.70
 85027758   CHET CHASE DESIGNS                        --           579.01        --            --           --          579.01
   209569   CHRISTY                               18,467.00        534.25        --           166.43        --       19,167.68
  7408016   CHURCHHILL WEAVERS                        --         4,902.50       (50.00)        --           --        4,852.50
787690882   CHURCHILL'S                               --         2,559.60        --            --           --        2,559.60
 21077839   CITRUS DIV OF APPAREL VENTURES            --            --          670.72         --           --          670.72
876875808   CLAIRE FRAGRANCE INC                      --            --          869.42        (29.40)       --          840.02
869310391   CLAIRE PETTIBONE                          --         5,150.00    (2,828.27)    (1,722.00)       --          599.73
  1904200   CLARKS OF ENGLAND                         --         9,462.00        --            --           --        9,462.00
 29312501   CLAY COMPANY                              --            --           --            29.70        --           29.70
884590472   CLICK CLACK USA LLC                       --          (180.98)    1,234.47         --           --        1,053.49
   213207   CMC                                       --         2,196.28        --            --           --        2,196.28
144647708   COACH, INC                             4,991.00     30,093.26    (4,516.32)      (740.50)       --       29,827.44
 73001646   COLLECTION XIIX LTD                      395.00         --          435.00        (80.00)       --          750.00
847436391   COLOPLAST CORP                         6,745.05      5,124.24        --            --          946.36    10,922.93
  9420159   COLUMBIA SPORTSWEAR                       --        18,326.71        --            --           --       18,326.71
556243970   COMPANY C                                 91.34         --           --            --           --           91.34
836192328   CORKY & COMPANY                           --         9,586.75        --            --           --        9,586.75
 37801701   CORNELIANS USA INC                       561.74         --           --            --           --          561.74
   213165   COTTON WHITE                              --         2,814.00        --           794.75        --        3,608.75
 65964181   Creative Bath                             --           888.90        --            --           --          888.90
933708042   CREATIVE HOME                             --         4,234.68        --            --           --        4,234.68
   169862   CREATIVE IDEAS UNLIMITED INC              --           428.41        --            --           --          428.41
  8295008   CRISLU                                 1,135.50      7,055.20    22,035.85         --           --       30,226.55
  2537272   CROOKHORN DAVIS                           --         1,422.54    12,585.10         --           --       14,007.64
619123565   CSA/CATTIVA                               --         6,607.90        --            --           --        6,607.90
  1030717   CUSTOM CRAFT- DIV OF BDS                  --            --        1,066.06         --           --        1,066.06
 98072767   D.G. ENTERPRISES L.L.C                    --         3,060.78        --            --           --        3,060.78
198419475   DABBY-REID LTD                            --         2,101.00        --            --           --        2,101.00
926504556   DANIELSON DESIGNS                         --            --        2,916.00     (2,732.59)       --          183.41
148250004   DANSKIN                                  431.19        602.38       410.40         --           --        1,443.97
148250061   DANSKIN INC                               --         6,914.76        --            --           --        6,914.76
 27829316   DAVID AARON                            2,547.39     (2,563.88)    1,490.52         --           --        1,474.03
 84322429   DAVID HAYES                               --       132,143.00     2,877.63     (3,681.17)    1,122.62   130,216.84
122517857   DAYMOR USA LTD                            --            --       14,264.88        198.58       586.80    13,876.66
253228688   DE SENTINO                           (11,889.78)    13,581.67        --            --          927.56       764.33
  5193156   DEE GIVENS & CO                           --            --        1,116.75         --           --        1,116.75
808214662   DELMONICO LLC                          5,546.50    (47,417.50)   12,464.60    117,035.00        --       87,628.60
 33114526   DESIGN WORKS, INC                         --           258.85        --            --           --          258.85
 29001919   DESIGNER DRESSES '98 LLC                  --         6,194.11      (115.88)        --        1,522.16     4,556.07
   212720   DESTINATION HOME                          --        21,051.00        --           885.00        --       21,936.00
   211847   DETRA KAY JEWLERY DESIGN                  --         2,301.00        --        (1,091.50)       --        1,209.50
877415489   DIANE GILMAN COLLECTION                1,048.71        878.82     1,571.84      4,621.65     6,024.06     2,096.96
147334221   DIANE'S DESIGN IMPORTS                   128.00         --           --            --           --          128.00
612077727   DKNY UNDERWEAR & INTIMATE APPL            --         5,310.01       654.99         --          599.02     5,365.98
602750671   DONALD J. PLINER OF FLORIDA               --        38,814.00    (5,705.00)   (14,393.65)       --       18,715.35
969524206   DONNA KARAN COSMETICS                     --            --        7,737.40     (1,486.23)       --        6,251.17
785611138   DONNA KARAN INTIMATES                     --         7,707.98    (3,889.30)        90.00       616.66     3,292.02
798862447   DONNA MORGAN                          17,381.95        610.19    23,596.52     66,802.76    12,443.28    95,948.14
121961879   DREAM APPAREL GROUP, LLC                  --            64.74        --            --           --           64.74
362906836   DRULANE                                5,766.96      1,015.70        --        (4,762.01)       --        2,020.65
157395856   EASTERN ACCENTS                           --         1,067.40        --           695.52        --        1,762.92
130385198   ECCLISSI                                 754.35         --           --            --           --          754.35
556043982   ECCO USA INC                              --            --          489.29        250.44        --          739.73
   209015   EDGAR INC                                110.00        397.96       975.00      5,141.91        --        6,624.87
   213363   EDNA SCHNEIDER                            --            --           --         1,184.40        --        1,184.40
  6287171   ELDER MFG CO INC                          --           701.52        --            --           --          701.52
  1643022   ELLEN TRACY INC                           --            --           --        27,079.89    21,367.20     5,712.69
  8627411   EMPOWER TEES                             132.64         --           --            --           --          132.64
186050696   Enchante Slippers Inc                     --         3,716.00        --            --           --        3,716.00
197638588   ENJOYLIFE INC                             --           720.68        --            --           --          720.68
847725124   EQUALS 4 INC                              --        27,302.68   (12,562.49)        --        2,177.28    12,562.91
 60500728   ERICA LYONS                               --        22,790.00        --            --           --       22,790.00
147852776   ESPRIT/CAROLE HOCHMAN                  5,489.41      1,395.01        --            --          548.58     6,335.84
839369857   EVERGREEN ENTERPRISES INC                 --         9,590.40        --            --           --        9,590.40
 43784396   EXCELSIOR PROCESS                         --        66,885.00        --            --           --       66,885.00
 15260003   F.G. GALASSI INC                          --         1,267.07        --           100.00        --        1,367.07
 65101008   F.R. INDUSTRIES                           --         3,240.00        --            --           --        3,240.00
 63128891   FABSCO LIMITED                            --         4,924.50        --            --           --        4,924.50
 52403409   FANCY FEET INC.                           --         6,988.00        --            --           --        6,988.00
607826955   FANTAS-EYES                               --         5,533.00        --         2,376.00        --        7,909.00
  6150593   FARIBAULT WOOLEN MILLS CO                 --           607.00        --            --           --          607.00
 86432221   FASHION AVENUE CORP                       --            --          754.00      1,577.00        --        2,331.00
 95255782   FASHION EXPRESS                           --         4,535.62     1,001.68         --           --        5,537.30
 80740517   FEIZY                                    525.00      2,690.00    (3,170.00)        --           --           45.00
 47389726   FINA FIRENZA/DANIEL M FRIEDMAN            --         1,403.03        --            --           --        1,403.03

JACOBSON STORES, INC.
SCHEDULE E: OPEN PAYABLES - MERCHANDISE VENDORS

VENDOR #    VENDOR NAME                      CURRENT         1-30          31-60          61+        DISCOUNTS      TOTAL
--------    -----------                      -------         ----          -----          ---        ---------      -----
161308655   FISHER SPACE PEN CO                 --         4,250.00          --            --           --         4,250.00
 53822425   FLORA NIKROOZ                    3,728.91      3,775.20       3,547.16     (6,257.80)      118.31      4,675.16
 55432876   FOCUS PRODUCTS GROUP                --         2,849.43          --            --           --         2,849.43
 81838864   FOLKMANIS                           --         3,000.00        (120.94)        --           --         2,879.06
  4113148   FOREMOST CHEMICALS INC              --         9,638.50          --            --           --         9,638.50
 90969726   FORSYTHE OF CANADA INC           2,768.50     (2,642.21)         --           (67.45)       --            58.84
100949002   FOUR STARS CLOTHING CO LTD          --            --          1,026.00         --           --         1,026.00
900362666   FREDERIC FEKKAI                     --            --             --           170.00        --           170.00
 26066436   FRENCH ROOM LLC                  1,569.60     19,936.46          --            --        1,594.90     19,911.16
 38390402   FRENCH WEST                      5,729.30     (2,546.10)      5,901.30     (5,830.50)    2,063.46      1,190.54
835466327   FRESH INC                           --          (116.00)     18,320.25         83.25        --        18,287.50
 55241509   Friedknit Creations              2,891.09     30,758.99          --        (1,500.00)      159.32     31,990.76
197554983   FRONT ROW COLLECTIBLES              --         1,409.70          --            --           --         1,409.70
   213272   FUNKY JUNQUE                        --            --              1.00         --           --             1.00
  6388813   Galante Studio Inc.              1,300.02         --             --            --           --         1,300.02
   199331   GALE GREETINGS                      --            --          1,584.00         --           --         1,584.00
 55382980   GALERIE AU CHOCOLAT                 --         7,884.60       1,123.20      8,350.00        --        17,357.80
 63502769   GALLERY LEATHER CO               1,245.56         --             --            --           --         1,245.56
   119164   GAYLE'S CHOCOLATES                  --           168.00          --            12.00        --           180.00
948599659   GENEVA WATCH CO INC                 --            --             95.32         --           --            95.32
  5903877   GERBREND CREATIONS INC              --           360.35          --            --           --           360.35
119275196   Germack Pistachio Co                --           667.38       1,453.32         --           --         2,120.70
227685534   GIFT WRAP CO                        --           279.00       1,976.10         --           --         2,255.10
556894319   GIORGIO ARMANI CORP                 --         3,305.25          --            58.50        --         3,363.75
965933724   GITMAN & CO./IAG                    --         1,380.10          --            --           --         1,380.10
 57636862   GLOBAL AMICI                        --        (5,175.78)     10,688.02       (469.00)       63.22      4,980.02
   161133   GOURMET INTERNATIONAL               --            --            781.24         --           --           781.24
360608806   GREG PETERS LTD                     --         3,785.86         434.18         --           83.62      4,136.42
 39594114   GROUPE CLARINS                   4,249.13     38,227.24     113,424.20     30,477.30        --       186,377.87
102953312   GUARDIAN PRODUCTS                   --         1,157.51          --            --           --         1,157.51
 27451731   GUESS, INC                       5,708.08      6,470.16          --            --          969.89     11,208.35
929502144   H & B CLOTHING                      --         4,002.80          --            --           --         4,002.80
926383589   H BEST LTD                       2,293.65     (2,186.75)        899.20       (923.00)       --            83.10
807645676   HABIDECOR USA INC                   --           116.61          --            --           --           116.61
 67429365   HANES HOSIERY                       --        11,763.72      15,772.33     12,098.50        --        39,634.55
 40074189   Hanky Panky Ltd                    350.00     10,184.65          --            --          838.80      9,695.85
   171249   HANOVER'S INC                       --           530.80         296.50         --           --           827.30
 21269824   Hanro Usa Inc                       --        15,651.63      (3,278.91)    (4,888.32)    7,391.46         92.94
 91928432   HARDIE'S KORN KETTLE               512.34       (304.20)         --            --           --           208.14
626697684   HARRY L. NEUFELD CO                 --         3,363.55          --            --           --         3,363.55
 79800231   HARRY LONDON CANDIES INC            34.80        768.00          --          (769.44)       --            33.36
  5120100   HART SCHAFFNER & MARX            1,295.88     11,332.65       2,745.25     (7,500.00)       --         7,873.78
 31065183   HAWK CLOTHING                    5,801.25         --            510.00         87.00        --         6,398.25
941572240   Heart + Soul                        --         5,476.40          --            --          815.68      4,660.72
207330150   Heaslip Knit Wear Ltd               --         2,220.69          --            --           --         2,220.69
160983839   Hen-Feathers Corp                1,180.80     11,435.20          --            --           --        12,616.00
858543598   Hobo                                --         6,174.51      18,881.89         --           --        25,056.40
824752596   HOME ESSENTIALS                     --         2,528.00       1,691.64         --           --         4,219.64
602517997   Home Treasures                     145.00        230.00          --            --           --           375.00
  1963123   HOSIERY MATE                        --           919.94          --            --           --           919.94
958461386   HOT KISS INC                       504.00     17,630.50       6,450.00     (1,755.70)       --        22,828.80
144642402   HOYA CRYSTAL INC                    --         2,497.50          --            --           --         2,497.50
959124348   HYPE FOOTWEAR                       --         7,560.00       3,600.00         --           --        11,160.00
795371079   I.W.A. INC                      66,022.64     30,317.01       4,727.51         84.50        --       101,151.66
 93934623   IFT LLC/MENS                       220.00         --             --            --           --           220.00
  1473974   Imp Originals Inc.                  --         1,161.53          --            --           --         1,161.53
175164649   IMPERIA TRADING INC                105.00     12,956.50      (2,008.85)      (335.00)      214.82     10,502.83
  1251131   IMPERIAL HANDKERCHIEFS              --            33.05          --            --           --            33.05
 67891341   INTERART DISTRIBUTION               --            54.63          --         6,780.05        --         6,834.68
   213462   INTERNATIONAL FASHION DIST.        324.00         --             --           430.00        --           754.00
185545100   J A APPAREL CORP                    --            --            126.00     57,779.00        --        57,905.00
186124046   J. WILDE'S                          --           534.00          --            --           --           534.00
  4119939   JACK ROGERS SHOES                   --         9,429.60          --            --           --         9,429.60
803842772   JACKIE ROGERS                   10,120.00        510.00         510.00         --          745.66     10,394.34
    41004   Jacobson'S Of Michigan              --            --             10.27         --           --            10.27
 67362558   JEFFERIES SOCKS                  1,050.98         --             --         1,593.00        --         2,643.98
  9118290   JELLY BELLY CANDY COMPANY           --         1,174.24          --            --           --         1,174.24
958658916   JENIGERE                            --            --             --           225.00        --           225.00
   208280   JILL HENNING FINERIES              189.00        355.00       3,864.00     13,001.25        --        17,409.25
926152240   JIVAGO                              --            --            234.00         --           --           234.00
173293176   JOANNA MASTROIANNI              (6,906.80)    51,585.00       2,337.00         --        5,026.08     41,989.12
 41936840   JOCKEY INTERNATIONAL            13,978.82         --             --            --           --        13,978.82
621786847   JODI KRISTOPHER INC             17,145.10      8,370.64      (6,793.74)        --        2,518.12     16,203.88
 37623402   JOEL POWELL DESIGNS              3,076.56     (3,022.80)         --         1,640.00        --         1,693.76
  1988120   John Matouk & Co Inc               142.52         --             --            --           --           142.52
   198572   John Wm Macy'S Cheesestk            --         1,487.40          --            --           --         1,487.40
191964717   JOHNNY WAS T SHIRTS                 --         8,709.12          --        (4,032.00)       --         4,677.12
  1981604   JOHNSTON + MURPHY SHOE              --           226.98          87.59        119.00        --           433.57

JACOBSON STORES, INC.
SCHEDULE E: OPEN PAYABLES - MERCHANDISE VENDORS

VENDOR #     VENDOR NAME                        CURRENT         1-30        31-60          61+       DISCOUNTS     TOTAL
--------     -----------                        -------         ----        -----          ---       ---------     -----
 83991661    JONATHAN BENNETT INC                  --         1,527.75        --           --           --        1,527.75
202322384    JOSEPH RIBKOFF INC                 3,000.00      2,400.00        --         (252.64)      432.00     4,715.36
147093827    JOSEPH SCHMIDT CONFECTNS              --         2,466.30    (1,233.15)       36.00        --        1,269.15
 89874135    JPR                                   --           949.00        --           --           --          949.00
   149609    JUDITH JACK                          154.00         --           --           35.00        --          189.00
  1856236    Judith Leiber Inc                     --         5,422.29      (515.00)       --           --        4,907.29
195020524    JUDY LYNN/DOUBLE EAGLE            (4,614.33)        --           --       33,927.33        --       29,313.00
111373739    JULIE FENTON YOUNG                    --            --           --          405.00        --          405.00
 44436335    K. Swiss Inc                          --         3,095.00       (66.45)       --           --        3,028.55
 81913519    KAHALA DIV OF LOCAL MOTION            --            --        1,733.36        --           --        1,733.36
  8221814    KAOS                                  --            --          137.25        --           --          137.25
 21064480    KAREN KANE                           222.30    108,281.70     6,021.36     7,334.10     9,267.05   112,592.41
   178897    KAREN LEE BALLARD                     --         5,398.33        --           --           --        5,398.33
   212787    KASARAA DESIGN KATHY ENRIGHT          --            --           76.88        --           --           76.88
961762382    KATAYONE ADELI                       438.84         --           --           --           --          438.84
621450832    KATHERINE'S COLLECTION INC            --           154.84        --           --           --          154.84
  1720804    KENNETH JAY LANE                      --         4,096.10        --           --          122.88     3,973.22
792437030    KENTH ANDERSSON NY LTD                --            --          842.86       375.00        --        1,217.86
824755763    KEVO INC                              --         8,391.29     1,557.56      (114.40)       55.18     9,779.27
968183236    KEYSTONE SALES                        --           579.60        --           --           --          579.60
106607260    KHALSA TRADING INC                    --            --           63.00       147.00        --          210.00
  6175673    KNITCRAFT CORP                     3,232.12         --           --           34.00     2,824.45       441.67
889529079    KOLTE ACCESSORIES                     --         3,961.09        --           --           79.22     3,881.87
   213322    KRISTEN VASQUES                       --           446.40        --           --           --          446.40
621239326    KYMSTA CORP                           --            --       21,646.68        --           --       21,646.68
181224551    L.R. EKSES INC                        --         1,152.00        --           --           --        1,152.00
619642713    LA CONTESSA                           --           694.18        --           --           --          694.18
   207290    LA DEA/USA                            --            --           --           87.00        --           87.00
   212506    LA FENICE/LA SIGNORIA                768.00        578.00        --           --           --        1,346.00
  5904941    LA REGALE LTD                      1,050.85         --           --           --           --        1,050.85
 58936709    LAGOS                                 --         8,690.00    16,255.00       295.00        --       25,240.00
  7209414    LAID BACK ENTERPRISES                 --           933.35        --           --           --          933.35
104641126    LAUNDRY                            3,975.75     18,993.16      (667.05)       --        2,452.43    19,849.43
  9275707    LAURA GIBSON                          --         3,879.00        --           --           --        3,879.00
   188649    Laurel Street Design                 144.00         --           --          (24.00)       --          120.00
   211763    LE BLANC                              --            --        1,845.00        --           --        1,845.00
  1988633    Le Creuset Of Amer. Inc               --            --        5,256.25        --           --        5,256.25
 72843527    LEARNING CURVE INTL                5,711.40      4,394.25    (3,287.46)   (6,464.08)      132.70       221.41
 48510929    LEEGIN CREATIVE LEATHER PROD         543.00     26,474.95     6,408.00       200.00        --       33,625.95
   168880    LEGACY LINENS                         --        31,863.50       257.20        --           --       32,120.70
  5967281    LENOX BRANDS                          --            --           --        1,344.00        --        1,344.00
176698488    LES BEBES DU PARADIS                  15.68     56,094.24        --           --           --       56,109.92
  1227388    LIBERTY UMBRELLA CO                   --           666.53       360.46        --           --        1,026.99
247047590    Lida Baday Ltd                        --        90,457.64      (348.37)       --           --       90,109.27
609438015    LIGHTS, CAMERA, INTERACTION! INC     299.40      2,517.90        --           --           --        2,817.30
101105450    LILLY PULITZER                        --            --           --           67.00        --           67.00
  3078672    LITTLE ME CHILDRENSWEAR CO LLC        --         5,625.67     1,508.21        --           --        7,133.88
252016274    LITTLE PRINCESS CHILDRENS WEAR        --         4,368.00      (105.55)       --           --        4,262.45
 58161969    Little Things Mean Alot               61.67         --           --           --           --           61.67
878133024    Liz Claiborne Inc                     --         6,954.00        --           --           --        6,954.00
807273248    LIZ PALACIOS DESIGNS, LTD             --            --        4,296.00        --           --        4,296.00
  5902655    LLADRO USA INC                        --        23,434.65        --           --           --       23,434.65
108036336    Lodis Fine Leather Goods              --        17,904.50        --           --           --       17,904.50
   185934    LOIS HILL                             --           426.00     2,955.00       (50.00)       --        3,331.00
 74572538    Long Grove Confectionary             162.60        273.16       218.18       (67.00)       --          586.94
843808619    LONGCHAMP USA INC                  3,507.92     10,604.52        --           --           --       14,112.44
   189605    LORI BONN DESIGNS                     64.00         --           --           --           --           64.00
 97520498    Louis Feraud                      17,062.00     80,234.00   (63,716.72)   (1,577.04)       --       32,002.24
  6371926    Louisville Bedding Co.                --         5,109.60        --           --           --        5,109.60
614729275    LUCKY BRAND DUNGAREES                 --         5,412.00        --       (3,876.00)      121.44     1,414.56
 38804845    LUV STUFF                             --            --        1,762.78        --           --        1,762.78
   203315    M & R PRODUCTS INC                    --            --           --          450.50        --          450.50
245938188    MAC & JAC                             --            --           --          119.00        --          119.00
   941526    MACKENZIE-CHILDS LTD                  --            --           --          266.75        --          266.75
  8251597    Magdesian Bros Inc                    --         8,720.00        --           --           --        8,720.00
 57843674    MAGGY                             14,258.77        951.70    15,740.34    47,304.20    19,386.27    58,868.74
199741562    MAGGY LONDON                      18,466.56    (14,093.00)   (8,598.03)   43,769.44     3,893.24    35,651.73
 16482986    MAGGY LONDON PETITES              13,335.08    (19,659.26)   (5,968.55)   29,845.12     9,222.70     8,329.69
155264286    MAGNOLIA CASUAL                       --        24,317.10        --        2,496.00        --       26,813.10
788272789    Magpie Marketing                      --         1,218.59        --           --           --        1,218.59
174790733    MAISON DESIGN INC                     --            --           --           96.07        --           96.07
 28938368    MAJESTIC INTERNATIONAL USA INC        --            25.39        --           12.50        --           37.89
 94323565    Majorica                              --           782.38        --           --           --          782.38
 38376372    Mara-Mi                               --            --           --          180.25        --          180.25
 17917576    MARAMOR CANDY CO.                     --         2,496.00       192.00        --           --        2,688.00
 77277648    MARCHON                            3,238.05         --           --           --           64.08     3,173.97
958286346    MARCOROSSI USA INC                    --        10,648.80      (206.60)      (50.00)       --       10,392.20
118168285    Marich Confectionery Co               --            --          228.24        --           --          228.24

JACOBSON STORES, INC.
SCHEDULE E: OPEN PAYABLES - MERCHANDISE VENDORS

VENDOR #    VENDOR NAME                          CURRENT        1-30        31-60         61+       DISCOUNTS      TOTAL
--------    -----------                          -------        ----        -----         ---       ---------      -----
  8674504   MARINA INC                              --        4,871.50    (2,550.80)       --          387.36     1,933.34
 19109599   MARK PAUL                               --        9,774.00        --           --           --        9,774.00
   213199   MARLBOROUGH COLLECTION/A ROSS        2,219.12     2,082.91        --           --           --        4,302.03
 25648056   Maya                                    --        3,624.00     1,922.00        --           --        5,546.00
  2532190   Mayer/Berkshire Corp                    --        2,499.29        --           --           --        2,499.29
  7205255   MCCUBBIN HOSIERY INC                    --        3,583.65        --         (315.97)       --        3,267.68
   213249   MCELYEA PUBLISHING                      --           --          214.20        --           --          214.20
622019024   MEDITERRANEAN ARTISTS CO             1,736.00    (1,628.30)       --           --           86.80        20.90
  1519321   Merrill Sharpe Ltd                   3,087.47        --           --           --           --        3,087.47
808948111   METROPOLITAN PRAIRIE                    --        3,415.25     2,583.75      (506.90)       --        5,492.10
788140903   MICHAEL ARAM INC                    (1,129.87)   12,604.89      (184.56)    6,974.00        --       18,264.46
 93678050   MICHAEL SIMON DESIGN INC             2,875.58        --           --          (77.77)       --        2,797.81
 60979801   MICHELE WATCHES                         --       50,436.50       330.00       473.00        --       51,239.50
 22738876   MIDWEST OF CANNON FALLS                 --       13,300.00        --           --           --       13,300.00
782167209   MILLENIUM EXP INC.                   1,344.00        --           --           --           --        1,344.00
   206235   MIRABELLO/LA FENICE                     --           --           --        1,005.00        --        1,005.00
101136463   MOCHA                                2,112.00     8,556.00       134.15        --           --       10,802.15
940919806   MOLL MCNEILL                            --        7,012.59    10,916.72        78.50        --       18,007.81
628027351   MON CHERI                               --        6,348.33        --           --           45.20     6,303.13
 19019889   MONSAC INTERNATIONAL                    --       17,389.26   (12,807.75)       --           --        4,581.51
   212928   MPORTS INTERNATIONAL                    --        3,641.50        --          975.00        --        4,616.50
612180141   MULBERRIBUSH INC                       756.00     5,514.00        --           --           --        6,270.00
 84835495   MULLINS SQUARE                          --          889.23        --           --           --          889.23
623165289   MUNRO KIDS                           2,016.00        --           --           70.00        --        2,086.00
185065844   MUSE                                    --           --        9,719.27    (1,547.12)    2,570.84     5,601.31
957827876   MYSTICAL MADNESS                        80.00        --           --           --           --           80.00
  7105315   NAMBE MILLS INC                      6,912.25     3,131.11       245.36        --           --       10,288.72
117492942   NAP INC                             15,793.01     9,466.69        44.00      (216.00)    2,002.30    23,085.40
 85209526   Natori Company Inc                  53,852.75   (23,413.19)   (2,935.58)  (12,070.13)   15,348.50        85.35
621111475   NATURAL FRAGRANCE                      372.26        --           --           --           --          372.26
 22195197   NEUROSMITH LLC                       4,522.00     4,131.00        --           --           --        8,653.00
 54797464   NEW ICM, LLC                            --       (1,556.74)    1,593.31        --           --           36.57
153809207   NEW YORK TRANSIT                     2,880.00    24,172.50     6,102.00        --           --       33,154.50
194118196   NEWPORT APPAREL CORP                   288.00     1,530.00     1,390.25    (2,970.25)       --          238.00
877109918   NOAHZARK                             1,350.00        --           --           --           --        1,350.00
181115700   O.R.E                                   --           --        2,107.44        --           --        2,107.44
   184150   OLSEN FASHION USA INC                   --        2,220.88    (1,097.48)     (400.00)       --          723.40
180636540   ONLY IN USA                             --       15,584.64     2,930.76        --           --       18,515.40
 29299000   OPI/DKNY WATCHES                        --        2,045.25        --           --           --        2,045.25
 71006472   OSCAR DE LA RENTA                   19,366.50    14,613.95        --           --        2,710.16    31,270.29
196719421   PACIFIC COAST HOME FURNISHINGS       4,875.00        --       (1,119.50)       --           97.50     3,658.00
178461612   PACIFIC DIRECT                          --          570.00       (46.25)       --           --          523.75
627786692   PACIFIC SHOE CORP                    4,273.57    74,923.66   (53,068.92)      (69.51)       --       26,058.80
 18204979   PALISADES                              294.00     1,291.23     2,533.59        --           --        4,118.82
178524054   PARADISE SHOE/TOMMY BAHAMA              --           --           28.74        --           --           28.74
209982370   PARASUCO JEANS                          --           --         (147.57)      670.00        --          522.43
121565709   PARFUMS GIVENCHY INC                    --       16,291.36    (2,172.44)   (5,271.94)       --        8,846.98
 35053391   PARTY HATS LLC                          --           --        4,708.99        --           --        4,708.99
944696293   PAULA DORF COSMETICS INC               525.60    74,304.70    (2,205.25)   (6,591.91)       --       66,033.14
608872958   PBD INC DBA PEYOTE BIRD DESIGN          --           --        1,620.00        --           --        1,620.00
 57402877   PEACOCK ALLEY                           --            8.00        --           --           --            8.00
 12693701   PEGGY JENNINGS                         675.00        --           --           --           --          675.00
  9032459   Pendleton Woolen Mills             543,004.16        --       22,918.99   (12,726.80)   55,739.20   497,457.15
177715810   PERINE LOWE ENT                         --           --        1,520.00        --           --        1,520.00
   212985   PERUVIAN HIGHLANDS                      --        3,360.00        --           --           --        3,360.00
 62223482   PETERS IMPORTS INC                   4,421.52        --           --          250.00        --        4,671.52
153205299   PHANTOM-GLENDALE, INC                   --           --           16.50        31.50        --           48.00
106522204   PIEGE CO INC                         1,122.30     1,582.65       154.35      (977.85)      728.86     1,152.59
   171512   Pieri Creations                     11,156.40   (11,139.10)       --           --           --           17.30
 46042255   PIMPERNEL                            1,620.00        --           --           --           --        1,620.00
187569439   PRINCESS SOFT TOYS                      --        3,353.66        --           --           --        3,353.66
 58943932   PUMPKINS & MONKEYS LLC                  --           36.35        --           --           --           36.35
 83584029   QUIKSILVER                          11,431.00     9,962.50    11,688.80   (21,247.36)      702.58    11,132.36
 91446471   R.P.L. DESIGNS-JESSICA BAGS             --          612.84        --           --           --          612.84
175640341   RALPH LAUREN CHILDRENSWEAR LLC       6,680.00    97,540.56    16,656.87        --           --      120,877.43
 55011316   RALPH LAUREN FRAGRANCES                 72.00     2,768.71     1,238.91        --           --        4,079.62
 61376117   RAMPAGE CLOTHING COMPANY               885.00    17,613.00     3,148.25   (21,091.50)       --          554.75
147072011   RANGONI OF FLORENCE                     --           --           --          595.00        --          595.00
  1011071   REED & BARTON                           --        1,317.50        --           --           --        1,317.50
 59621490   REGAL INC                               --          643.32        --           --           --          643.32
  2540177   REGENCY THERMOGRAPHERS                  --           --          247.14       730.00        --          977.14
  6080709   Reliable Of Milwaukee                   --        1,382.64       723.15        --           --        2,105.79
 52388261   Remy                                    --          332.22        --           --           --          332.22
780274650   RETRO 1951                              --       11,754.00        --           --           --       11,754.00
  7917821   RHINESTONE COWBOY                       --           --           47.50        77.50        --          125.00
 21000089   RIA                                     --           --           --        2,030.00        --        2,030.00
  1269695   RIVIERA TRADING INC                     --           --           --        1,008.00        --        1,008.00
118503671   ROBERT CLERGERIE                        --           --           --        2,943.00        --        2,943.00

JACOBSON STORES, INC.
SCHEDULE E: OPEN PAYABLES - MERCHANDISE VENDORS

 VENDOR #                VENDOR NAME            CURRENT          1-30        31-60             61+           DISCOUNTS       TOTAL
 --------                -----------            -------          ----        -----             ---           ---------       -----
 98891484   ROBERT LEE MORRIS INC                   -        10,527.00     1,776.00              -                -       12,303.00
  9134156   ROBERT TALBOTT                    (10,417.20)    20,074.31     7,040.38              -                -       16,697.49
   198937   ROBERTO COIN                            -        46,615.60      (920.00)            19.56         4,649.07    41,066.09
139522486   ROCCO ORIGINALS LTD                     -        16,043.86         -                 -                -       16,043.86
  2207231   ROCHESTER SHOE TREE CO INC              -         2,580.24    (2,530.16)             -                -           50.08
   212381   ROMA MOULDING                           -             -           35.57              -                -           35.57
 58311283   ROMAR INTERNATIONAL                 4,987.50      9,895.00         -             3,163.00             -       18,045.50
   197798   RONNIE'S CERAMIC CO                     -             -            -               216.00             -          216.00
150982601   Rosanna Imports Inc                     -         9,099.00    (4,549.50)             -                -        4,549.50
  1971837   ROSENTHAL USA LMTD                      -        29,539.06      (247.50)             -                -       29,291.56
   198218   ROSS GRAISON                            -             -            -               208.00             -          208.00
798332086   ROYAL IMPRINTS                          -            29.50         -                 -                -           29.50
 69891851   ROYAL PACIFIC SALES                    60.80      6,729.83     6,865.00         14,700.00             -       28,355.63
 56301906   ROYAL SCANDINAVIA                       -            26.13         -                 -                -           26.13
847719648   RSA SALES, INC                     44,645.30    (20,556.78)   (4,000.00)          (419.60)        3,571.62    16,097.30
 39255364   RUBY                                4,853.50          -          819.00             60.00             -        5,732.50
362938375   RUNNING RHINO & CO                  3,654.30     (5,625.60)        -             6,642.00             -        4,670.70
967494626   RYTEX CO                            1,450.77     29,301.57     6,517.37         27,066.18             -       64,335.89
   192567   S. ROTH + CO                            -            50.60         -             1,332.00             -        1,382.60
 96116264   SAFAVIEH RUGS                           -         1,075.04         -                 -                -        1,075.04
 12058129   SAM HEDAYA LINENS                       -           235.01         -                 -                -          235.01
   212688   SAM'S TAMS                              -            24.48         -                 -                -           24.48
826183840   San Francisco Sales Inc                 -        37,264.00         -                 -                -       37,264.00
 93729064   SANDTON DESIGNS                       890.83          -        1,329.64              -               37.86     2,182.61
792144649   SCOJO VISION                            -             -            -               145.00             -          145.00
102971546   SDH ENTERPRISES INC                 1,005.18     12,439.88         -               168.00             -       13,613.06
  1094218   Sebago Inc.                             -         4,176.43         -                 -                -        4,176.43
151066040   SEGRETS INC/SIGRID OLSEN           81,745.66    (74,465.60)        -               243.50         6,504.96     1,018.60
169868465   SEQUIN                                 30.00          -            -                 -                -           30.00
 89442818   SESSA                               7,711.20          -       (6,130.09)             -               77.10     1,504.01
609796826   SHAMASK LLC                       (19,165.00)    45,093.00         -               112.00             -       26,040.00
245893714   SHARELLI INC                            -             -        1,381.72              -                -        1,381.72
 97517676   Sharif Designs Ltd                      -         2,343.61         -                 -                -        2,343.61
  9025552   Shedrain Corp.                        299.63          -            -                 -                -          299.63
884273566   SHONFELD'S                              -             -        1,927.80              -                -        1,927.80
150545374   SILLY PHILLIE CREATIONS                 -             -          262.00              -                -          262.00
200119121   SILVER SWIM                             -        18,940.00         -                 -                -       18,940.00
179264957   SILVESTRI SWEETS                      481.83        213.52         -              (300.00)            1.59       393.76
824809628   SIMPLY CHARMING                         -           850.00         -                 -                -          850.00
790545016   SKECHERS USA INC                    7,144.58      3,069.97     2,127.04            (50.00)            -       12,291.59
195834239   SKY HIGH UNLIMITED UNC                  -             -        4,127.50              -                -        4,127.50
836332379   SLAVIC TREASURERS USA LLC               -         2,365.00         -                 -                -        2,365.00
  5986898   SMALL WORLD TOYS                        -         8,495.28     7,815.84          4,868.40             -       21,179.52
626243430   SO FUN INC                              -             -          128.00          1,775.96             -        1,903.96
884139999   SOFTWEAR                            3,335.24      1,010.40    29,861.93        (24,135,80)        4,550.13     5,521.64
931425560   SPANX INC                           9,537.43     65,839.79    13,994.25              -                -       89,371.47
 62516646   Spark Creations Inc                 1,663.00          -            -                 -                -        1,663.00
959565284   St John Shoes                           -         3,824.17         -               (31.76)            -        3,792.41
  8368540   ST. JOHN KNITS INC.               192,847.83   (274,284.49) (225,412.74)       793,662.81       371,115.10   115,698.31
 68953652   STAPLES DESIGNERS SERV. INC             -        32,841.50   (23,441.25)        (1,586.50)            -        7,813.75
 13050799   STEPHANIE JOHNSON                       -         2,236.00         -                 -                -        2,236.00
247572860   STITCHSATIONS                           -        12,838.60      (344.70)             -                -       12,493.90
190286161   STONY JEWELRY INC                       -             -            -               335.00             -          335.00
957574346   STUDIO VERTU                          777.92      7,836.28    (6,863.97)             -                -        1,750.23
806451431   SUGARTOWN WORLDWIDE INC                58.00          -       20,592.57         (8,000.00)            -       12,650.57
361355332   SUNNY CHOI FASHIONS                     -         1,425.00         -               872.00           164.40     2,132.60
617925599   SUPER TRADER                        2,842.55      3,636.00     2,280.00              -                -        8,758.55
115326944   SURYA                                 155.75       (112.80)    6,103.60         (3,298.54)        2,366.26       481.75
187949904   SWAROVSKI CONSUMER GOODS               20.00      5,812.20     5,066.75              -                0.60    10,898.35
900142241   SWEET DREAMS INC                      102.00     10,756.00         -                 -                -       10,858.00
 97068795   SWEET POTATOES INC                      -        12,054.00    (6,804.00)          (705.92)            -        4,544.08
 14984207   SYDNEY LOVE/J MARCUS CO.            2,928.72          -            -                 -                -        2,928.72
   165472   T. HITSMAN & ASSOCIATES LTD           545.00         57.32         -                50.00             -          652.32
  1286459   TAG                                 1,657.92     13,548.82      (584.13)        (3,570.28)        1,275.85     9,776.48
 73273851   TAIUSA                                  -           619.48     1,080.00              -                -        1,699.48
  8111304   Tandy Brands Access                     -         4,231.60         -                 -                -        4,231.60
  1921089   Teenform                              765.36        416.48         -                 -               89.83     1,092.01
883233363   TELLURIDE CLOTHING CO                   -        14,269.50     1,969.10              -            1,084.72    15,153.88
 73018368   TENDLER FURS LTD                        -             -           44.00              -                -           44.00
 72866192   THAT WINE IS MINE                       -         6,226.88         -              (149.38)            -        6,077.50
 32507568   THE ACCESSORIES COLLECTION INC          -         6,724.46         -                 -                -        6,724.46
837729409   THE BODRUM GROUP                        -             -          945.00           (173.00)            -          772.00
944767136   THE BOW CONNECTION                    390.00          -            -                 -                -          390.00
  1546438   THE CALDREA COMPANY                     -         4,470.00         -                 -                -        4,470.00
 28101103   THE EL PASO CHILE COMPANY               -         1,583.00         -                 -                -        1,583.00
195573654   THE FINEST ACCESSORIES INC              -           486.00         -                 -                -          486.00
147679880   THE FLO BARON COLLECTION                -             -        9,185.40              -                -        9,185.40
806103227   THE GIFT GIANT                          -         1,228.53         -                 -                -        1,228.53

JACOBSON STORES, INC.
SCHEDULE E: OPEN PAYABLES - MERCHANDISE VENDORS


VENDOR #         VENDOR NAME                     CURRENT      1-30            31-60            61+         DISCOUNTS       TOTAL
--------         -----------                     -------      ----            -----            ---         ---------       -----
945990117   THE GRANDPARENT GIFT CO               -           1,258.50           -               -              -          1,258.50
 49446896   THE HELEN WELSH GROUP                 -               -             73.80            -              -             73.80
781224860   THE MANHATTAN GROUP                 421.20       17,931.09        (300.00)         (50.00)          -         18,002.29
 82832577   THE MOTHER MAID COMPANY             240.50        9,479.97       5,301.29            -              -         15,021.76
617926357   THE SANDY STARKMAN COMPANY          520.00            -              -               -              -            520.00
   208314   THE STEELHEAD GROUP                   -               -          4,500.00            -              -          4,500.00
122711930   THE THYMES LIMITED                2,975.18        3,795.68           -               -              -          6,770.86
   198382   THE WRITE PAPERIE                     -               -         10,485.00       64,020.00           -         74,505.00
   205062   TOEPPERWEINS OF TEXAS                 -           3,620.00           -               -              -          3,620.00
  3448227   TRACTOR JEANS                         -              81.95       3,991.65       (3,884.00)          -            189.60
 52707973   TRAFALGAR LTD                       829.38            -         13,553.64      (12,825.49)        192.96       1,364.57
181091034   TRANSATLANTIC SHOE CO                 -               -             54.10          500.00           -            554.10
 54572094   TREND MARKETING                       -           8,668.00           -               -              -          8,668.00
  7662302   TRICOTS ST RAPHAEL                    -          13,875.65       5,984.05            -              -         19,859.70
   178335   Trish Mc Evoy                       819.00      (13,398.91)     26,977.89       (6,482.95)          -          7,915.03
  4096780   TROPICAL SPORTSWEAR INT'L           526.00            -              -             304.00           -            830.00
200113736   Tundra Knitwear Ltd                   -               -         16,264.00            -              -         16,264.00
156509366   TURTLE FUR                            -           1,798.73           -            (269.18)          -          1,529.55
105709513   TWO LIPS SHOE COMPANY                 -          23,337.60           -               -              -         23,337.60
 11133142   UFFIZI INC                            -           5,880.00         (90.00)         (96.00)          -          5,694.00
   188383   ULTIMATE MANUFACTURING                -          13,405.10           -               -              -         13,405.10
103004032   UMA ENTERPRISES                   4,548.00        7,180.50      (6,300.30)      (4,548.00)          -            880.20
 92080837   UMA SHOES/BRUNO MAGLI                 -             180.00           -               -              -            180.00
928403294   Under Cover Inc                       -           1,406.46           -               -              -          1,406.46
112926480   Union Street Glass                   25.00        2,272.04          92.70            -              -          2,389.74
   206862   UNISPHERE                             -               -            651.00            -              -            651.00
   141978   Ups Customhouse Brkg                  -               -             29.00            -              -             29.00
125490842   VALENTINO BOUTIQUE                    -           2,500.24       3,115.92            -              -          5,616.16
 34826065   VAN MAR INC                           -           1,502.56           -               -            119.76       1,382.80
926135005   VERSACE PARFUM USA LTD              633.60       34,846.25     (11,425.13)        (525.00)          -         23,529.72
  1329127   Victoria Royal                   13,222.36            -              -               -          1,057.79      12,164.57
112990650   VINTAGE CREATIONS                     -              45.25           -               -              -             45.25
808390074   VINTAGE VERANDAH                      -          20,999.25     (20,175.72)        (820.81)          -              2.72
 89751499   VIVA SUN                            171.00        9,828.00       6,410.25            -              -         16,409.25
942355926   VOLATILE                              -           4,392.00           -               -              -          4,392.00
  1754670   W.J. Hagerty & Sons Ltd               -             531.00           -               -              -            531.00
 76467026   WACOAL AMERICA INC                2,741.28      111,627.24      29,751.00            -         11,519.41     132,600.11
610300212   WACOAL SILVER                         -          19,358.62          89.28            -          1,536.41      17,911.49
 12058558   WALTER HEIMLER                        -           1,475.57           -               -              -          1,475.57
623360591   WATERFORD CRYSTAL INC            13,790.11          844.42       8,248.06            -              -         22,882.59
  5900402   Waterford Wedgewood Usa             188.98            -              -               -              -            188.98
 63823108   W-C DESIGNS                           -           2,849.40           -               -              -          2,849.40
103206926   WEE ONES INC                        282.00        1,465.50           -               -              -          1,747.50
 46609392   WEINGEROFF ENTERPRISES                -               -              -             150.00           -            150.00
  9453531   WESTERN LINEN                         -          14,172.00           -               -              -         14,172.00
  1304815   White Coffee Corp                     -             530.79         253.11            -              -            783.90
  1061068   WILLIAM ARTHUR                      162.01        7,950.00         228.51        7,406.00           -         15,746.52
107407033   WILLOW SPECIALTIES                    -          14,250.00           -               -              -         14,250.00
 52534799   WILTON INDUSTRIES                     -           1,196.87       3,766.06         (329.88)          -          4,633.05
118178003   WINE THINGS UNLIMITED                 -           6,447.60           -               -              -          6,447.60
 52790763   WMF/USA                               -               -          1,968.40         (750.00)          -          1,218.40
942601857   WOLFORD AMERICA INC                   -          11,333.16           -          (6,174.14)          -          5,159.02
  6015069   WOLVERINE WORLDWIDE               8,199.18        3,590.60         737.24            -              -         12,527.02
190668509   WOODLORE                             72.00            -              -               -              -             72.00
 44171403   WORKMAN PUBLISHING                    -             363.83        (351.50)           -              -             12.33
104273524   WOW KNITS INC                         -               -          2,844.00            -              -          2,844.00
 64761307   Wusthof/Trident Company              53.00        1,241.74           -               -              -          1,294.74
 31267854   YOCHI DESIGNS                     9,688.00            -              -               -              -          9,688.00
103323671   Yolanda Lorente Ltd              14,660.00       11,020.00           -               -              -         25,680.00
 75429282   YURMAN DESIGN INC                 4,063.50       (9,927.79)     11,494.42       35,362.68           -         40,992.81
 17589651   ZAPF CREATIONS USL INT'L              -               -            495.00            -              -            495.00
198527830   ZAZOU                             2,652.00        8,487.00        (350.00)           -              -         10,789.00
 47314427   ZOLA EVENINGS                   (18,243.99)         902.70      29,631.62        6,924.25       7,151.58      12,063.00
 77673010   ZRIKE COMPANY INC.                    -               -            465.60            -              -            465.60
                                          -----------------------------------------------------------------------------------------
                                TOTALS    1,608,458.94    2,874,483.68     291,815.66    1,337,153.56     637,623.29   5,474,288.55
                                          =========================================================================================

JACOBSON STORES INC.
SCHEDULE F: OPEN PAYABLES - NON-MERCHANDISE EXPENSE




VENDOR #          VENDOR NAME                     CURRENT       1-30       31-60      61+     DISCOUNTS       TOTAL
--------          -----------                     -------       ----       -----      ---     ---------       -----
   325056   1-800-CONFERENCE                      2,044.38        -          -          -          -         2,044.38
   359451   ABARTA MEDIA                              -       1,000.00       -          -          -         1,000.00
     5789   ABC REPRODUCTION CO                       -       2,546.81       -          -          -         2,546.81
    22577   ADT CO                                3,047.68        -          -          -          -         3,047.68
   333456   ADVALOREM SERVICES CO                     -       4,995.00       -          -          -         4,995.00
  6143101   AERIAL COMPANY INC                        -         437.08       -          -          -           437.08
    10670   Aero Filter Inc                         156.83        -          -          -          -           156.83
   343455   AGA CATALOG MARKETING & DESIGN            -       8,000.00       -          -          -         8,000.00
    13548   Albin Business Copiers                  351.21       82.37       -          -          -           433.58
    15275   Allied Van Lines Inc.                     -       4,817.61       -          -          -         4,817.61
 57687584   AMERICAN FIRE PROTECTION INC            292.00        -          -          -          -           292.00
    25475   American Office Soluts                    -       3,833.86       -          -          -         3,833.86
    27775   Ameritech                             6,479.15       18.16       -          -          -         6,497.31
 53584231   AMERTEX SERVICE GROUP                   144.60        -          -          -          -           144.60
    36900   Arandell Corp                             -       5,247.49       -          -          -         5,247.49
  1005504   ARTHURS FINE GOURMET CATERING             -       1,770.85       -          -          -         1,770.85
    43766   Associated Press                          -       1,241.00       -          -          -         1,241.00
    47921   Avis Rent-A-Car                           -         171.06       -          -          -           171.06
   362208   BARCODE ID SYSTEMS INC                    -       7,125.73       -          -          -         7,125.73
    54496   BARCODE RESOURCES INC                     -         211.52       -          -          -           211.52
    64631   Bell + Howell                             -         680.00       -          -          -           680.00
  1010462   Bell Tower Property Lp               17,059.22        -          -          -          -        17,059.22
    79582   BOWNE                                     -       5,851.00       -          -          -         5,851.00
    82068   Brask Enterprises Inc                     -         534.24       -          -          -           534.24
    83868   Briarwood                             4,124.33        -          -          -          -         4,124.33
    50738   Brooklyn Bakery                         117.00        -          -          -          -           117.00
 53287397   Central Mich Wholesale                    -       2,250.00       -          -          -         2,250.00
   111047   Citizens Bank                             -           -          -        515.63       -           515.63
   111049   Citizens Bank Trustee                     -           -          -        171.87       -           171.87
  1020242   City Of Sarasota                        674.44        -          -          -          -           674.44
  1020248   Classic Jewelers Inc                      -         124.00       -          -          -           124.00
 44475127   CLINIQUE LABORATORIES                     -           -      4,102.63   3,085.08       -         7,187.71
   343703   COMFORT INN & SUITES                    445.22        -          -          -          -           445.22
   124968   Consumers Energy                      1,634.59        -          -          -          -         1,634.59
   127379   Consumers Energy                     20,722.55        -          -          -          -        20,722.55
  1025618   CROCKER MIZNER PARK III             116,710.59        -          -          -          -       116,710.59
   358833   Deborah M Mckinley                        -           -          -         85.94       -            85.94
   165748   Detroit Edison                       69,146.59        -          -          -          -        69,146.59
969330786   DIAMOND BULLET DESIGN INC                 -       8,750.00       -          -          -         8,750.00
   172815   Direct-Tech Assoc Inc                 1,456.26        -          -          -          -         1,456.26
 90512802   DONNELLEY MARKETING                       -      23,136.51       -          -          -        23,136.51
   175876   Doring Inc                                -           -      2,000.00       -          -         2,000.00
   177406   Downriver Refriger-                      32.12        -          -          -          -            32.12
   354957   DTE ENERGY                              338.48        -          -          -          -           338.48
   313409   E FUNDS CORPORATION                   3,174.84        -          -          -          -         3,174.84
  1030103   Edith Tobian Estate                     597.60        -          -          -          -           597.60
   190439   Elite                                     -         900.00       -          -          -           900.00
  1030948   Elizabeth Morse Genius                5,300.00        -          -          -          -         5,300.00
826210668   ELLEN SIDERI PARTNERSHIP INC              -       4,795.00       -          -          -         4,795.00
   320859   EMERALD LAWN CARE                         -         315.00       -          -          -           315.00
   193526   Equifax Credit Info                     114.49        -          -          -          -           114.49
197001548   ERVIN LEASING                           504.52        -          -          -          -           504.52
  1031802   First Church Of Christ                  665.00        -          -          -          -           665.00
  1034560   Florida Power Corp                    3,446.41        -          -          -          -         3,446.41
   209804   Ford Models Inc.                          -       1,800.00       -          -          -         1,800.00
  1035360   Fpl                                  13,194.94        -          -          -          -        13,194.94
  1037093   Frank Appleby                         1,067.40        -          -          -          -         1,067.40
   211561   Frank'S Shoe Service                    148.00        -          -          -          -           148.00
   212937   Frick Company                             -       3,575.00       -          -          -         3,575.00
805978954   GASTON ADVERTISING INC                    -      29,307.00       -          -          -        29,307.00
  8918823   GUERLAIN INC                              -       4,085.85       -          -          -         4,085.85
  1043970   Harmon Sign Co                            -       7,238.76       -          -          -         7,238.76
   245098   Hart Systems Inc                          -         746.53       -          -          -           746.53
  1097152   HEART OF FLORIDA UNITED WAY           2,976.22        -          -          -          -         2,976.22
   546798   HEART OF WEST MICH UNITED WAY         1,547.21        -          -          -          -         1,547.21
   571125   Helen Wells Agency Inc                    -         720.00       -          -          -           720.00
   251024   Hewlett Packard                           -       2,738.04       -          -          -         2,738.04
   254998   Honeywell Protection                    510.24      238.00       -          -          -           748.24
   335055   IDELSON VENTURES I,LC                 1,665.00        -          -          -          -         1,665.00
   266439   INDIANAPOLIS MONTHLY                      -       3,500.00       -          -          -         3,500.00
   175679   IRON MOUNTAIN CONFIDENTL DESTR           80.00        -          -          -          -            80.00
  1050192   Jacksonville Electric                 9,370.46        -          -          -          -         9,370.46
   305247   Keyes Produce                            48.05        -          -          -          -            48.05
   305301   Keystone Fash Mall-E                 96,850.25        -          -          -          -        96,850.25

JACOBSON STORES INC.
SCHEDULE F: OPEN PAYABLES -  NON-MERCHANDISE EXPENSE


VENDOR #          VENDOR NAME                     CURRENT       1-30         31-60           61+      DISCOUNTS           TOTAL
--------          -----------                     -------       ----         -----           ---      ---------           -----
 68033117   KIMCO REALTY CORPORATION            64,200.00         -            -               -            -           64,200.00
 58936709   LAGOS                                   10.00         -            -               -            -               10.00
   320534   LAUREL PARK PLACE                   45,122.33         -            -               -            -           45,122.33
  1058020   Lee Gerletti + Co                      163.00         -            -               -            -              163.00
   339297   MALY'S                                   -        9,894.99     2,300.91            -            -           12,195.90
   347399   Marx Layne                               -        7,500.00         -               -            -            7,500.00
   334306   MCARTHUR PHOTOGRAPHY INC                 -       37,617.05         -               -            -           37,617.05
   331859   MCI WORLDCOM COMM SERVICE                1.83         -            -               -            -                1.83
 19965623   MENU DYNAMICS                            -            -        8,160.00            -            -            8,160.00
150382211   MERIDIAN MALL                       63,426.51         -            -               -            -           63,426.51
  1069255   Muzak-Orlando                          141.63         -            -               -            -              141.63
   398901   Nailco                                   -        8,910.69      (174.12)           -            -            8,736.57
   361952   NATIONAL CITY BANK MI/IL           107,525.94         -            -               -            -          107,525.94
 46805370   NATIONAL HANGER CO                       -        1,223.10       474.32            -            -            1,697.42
   403494   NCR CORPORATION                     62,518.52         -            -               -            -           62,518.52
928660695   NEW CENTURY INFORM SVCS INC              -        3,878.69         -               -            -            3,878.69
 36845618   NEXTEL COMMUNICATIONS                4,346.79         -            -               -            -            4,346.79
   411165   Nordlie Inc                              -           64.00         -               -            -               64.00
 89969935   NORTH AMERICAN COLOR INC                 -        5,888.27         -               -            -            5,888.27
  1070642   OAKBROOK SQUARE SHOP CNTR CORP      50,270.98         -            -               -            -           50,270.98
   416200   OFFICE DEPOT INC                       178.44         -            -               -            -              178.44
   420319   Oxmoor Center                      116,331.34         -            -               -            -          116,331.34
   427199   Penske Truck Leasing                    53.61         -            -               -            -               53.61
   364758   PHILLIP H. HICKMAN                       -           71.00         -               -            -               71.00
   429878   Phoenix Press Inc                        -        5,924.95       344.50            -            -            6,269.45
   442935   QRS CORPORATION                          -        6,028.51         -               -            -            6,028.51
   328487   QWEST/LCI                           20,477.91    19,642.81         -               -            -           40,120.72
183002435   SAGINAW COMMUNITY FOUNDATION             -            -            -           2,322.31         -            2,322.31
   211507   SAMUEL FRANKEL & JEAN FRANKEL       66,293.67         -            -               -            -           66,293.67
   497163   SIGNS-N-DESIGNS INC                      -       29,731.25         -               -            -           29,731.25
   315552   SINSATIONAL SWEETS                       -          451.05         -               -            -              451.05
180565822   SJ ALTERATIONS                           -      (16,386.00)   22,914.00        1,786.00         -            8,314.00
103251955   SOTHYS U.S.A. INC                        -        2,955.50     7,684.77            -            -           10,640.27
167230002   SPECTRUM PRODUCTS                        -          500.00         -               -            -              500.00
   469730   ST JOHN PROMOTIONS                       -       20,645.00         -               -            -           20,645.00
   358602   SUN-TEC PAPER & CHEMICALS INC            -          366.81         -               -            -              366.81
112359146   SYSCO GRAND RAPIDS                       -        1,062.05         -               -            -            1,062.05
   539242   TGI DIRECT                               -       24,049.14    17,940.92            -            -           41,990.06
   533013   Total Armored Car Svc.                 490.78         -            -               -            -              490.78
   534940   TOWN CENTER PLAZA LLC              118,093.21         -            -               -            -          118,093.21
   302659   TRANSOFT INC                             -        8,500.00         -               -            -            8,500.00
   207209   TRIPLE CROWN WATCH CO                  108.00         -            -               -            -              108.00
   547433   United Foundation                    5,207.59         -            -               -            -            5,207.59
   546877   United Way                           1,474.48         -            -               -            -            1,474.48
  1097114   United Way Collier Cny               1,194.14         -            -               -            -            1,194.14
   546714   United Way Louisville                1,456.90         -            -               -            -            1,456.90
   546704   United Way Of Jackson               12,035.74         -            -               -            -           12,035.74
  1097118   United Way Of Lee                      634.00         -            -               -            -              634.00
  1097113   UNITED WAY OF NORTHEAST FL INC         546.50         -            -               -            -              546.50
  1097216   UNITED WAY OF SARASOTA COUNTY          352.52         -            -               -            -              352.52
  1097296   United Way Palm Bch                  2,665.60         -            -               -            -            2,665.60
   546751   United Way Washtenaw                   872.42         -            -               -            -              872.42
   548946   United Way-Indy                      2,528.20         -            -               -            -            2,528.20
   548738   United Way-Kansas                    3,469.31         -            -               -            -            3,469.31
   562083   Vucom Data Serv Inc                  1,842.28     2,415.32         -               -            -            4,257.60
  1098060   Waterside Shop Pelican             114,133.38         -            -               -            -          114,133.38
   415218   WELLS FARGO SHAREHOLDER SVC              -        1,628.42         -               -            -            1,628.42
   310801   WGLD                                     -        2,677.50         -               -            -            2,677.50
   579353   WILHELMINA INTERNATIONAL                 -        3,000.00         -               -            -            3,000.00
   582225   WITT MECHANICAL INC                  1,762.74         -            -               -            -            1,762.74
   310454   WMXQ-FM/COX RADIO                        -        2,057.00         -               -            -            2,057.00
   583413   WOLF DETROIT ENVELOPE                    -        3,457.19         -               -            -            3,457.19
   552251   WORLDCOM                                36.00         -            -               -            -               36.00
  1469794   Zephyrhills Water Co                    64.78         -            -               -            -               64.78
                                            -------------------------------------------------------------------------------------
                              TOTALS         1,256,268.94   336,537.76    65,747.93        7,966.83         -        1,666,521.46
                                            =====================================================================================

                         UNITED STATED BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                                Reporting Period: July 7, 2002 to August 3, 2002




                                INSURANCE SUMMARY
                                -----------------

                                                                                    PREMIUMS
                                                                  POLICY          PAID THROUGH
POLICY TYPE                INSURER/POLICY NO.                     PERIOD            EXP. DATE         DEDUCTIBLE
-----------                ------------------                     ------          ------------        ----------

General Liability          St. Paul Insurance Co.             08/01/02-07/31/03        Yes            $0
                           CK02102387



Automobile                 St. Paul Insurance Co.             08/01/02-07/31/03        Yes            None
                           CK02102387                                                                 $500 Comprehensive
                                                                                                      $2,500 Collision


                                                                                                      $500/$2500/veh./max. per loss
                                                                                                      $2,000 Collision

Workers Comp.              State Guaranty Funds               08/01/02-07/31/03        Yes
(IN, KY, KS)               (coverage bound; policy number
                           confirmation pending)

Excess WC                  Hartford Insurance Group           08/01/02-07/31/03        Yes            $250,000
(MI/FL/OH)                 35XWEQX0645

Umbrella Liability         St. Paul Insurance Co.             08/01/02-07/31/03        Yes
                           CK02102387


Property/Boiler            Crum & Forster ($10 mil. primary)  06/01/02-05/31/03        Yes            $250,000/occurrence
                           ACE ($90 mil. excess)                                   (financed by       $500,000/occ. flood zones A-V
                           Hartford Steam Boiler (B & M)                            Cananwill)        2% TIV critical wind
                           C X D3 530874-A                                                            $50,000/occ. boiler & mach.

Ocean Marine               American Home Assur.               06/01/99-05/31/03        Yes
                           87116 C




Directors & Officers       Chubb                              06/01/02-05/31/03        Yes            $500,000
                           8142-40-25                                                                 securities claims
                           Royal (prior year 12 mos. run-out)                                         $100,000
                           PSF000439                                                                  non-securities claims

Fiduciary Liability        Chubb                              01/20/00-06/01/03        Yes            $10,000
                           81597020

Commercial Crime           Travelers                          07/01/02-08/30/02        Yes            $50,000 each claim
                           024BY103600265BCM






POLICY TYPE                LIMITS

General Liability          $2,000,000. General Aggregate
                           $2,000,000 Products Aggregate
                           $1,000,000 Each Occurrence
                           $1,000,000 Personal & Adv. injury

Automobile                 $1,000,000 Liability / UM-UIM
                           Physical Damage
                           Physical Damage


                           $1,000,000 Garagekeepers Liability


Workers Comp.              Statutory
(IN, KY, KS)


Excess WC                  $1,000,000 Bodily Injury by Accident
(MI/FL/OH)                 $1,000,000 Bodily Injury by Disease

Umbrella Liability         $10,000,000 Each Occurrence
                           $10,000,000 Prod. Aggregate
                           $10,000,000 Aggregate

Property/Boiler            $100,000,000 Each Occurrence




Ocean Marine               $2,000,000 Goods on any 1 vessel
                           $2,000,000 Goods shipped on deck/
                                       any 1 vessel
                           $2,000,000 Goods shipped any 1 aircraft
                           $2,000,000 Goods while at rest
                           $ 25,000 Goods in any one pkg. by mail

Directors & Officers       $10,000,000 each claim/aggregate

                           Prior-year Excess run-off:
                           $5,000,000 each claim/aggregate

Fiduciary Liability        $5,000,000 each claim/aggregate


Commercial Crime           $1,000,000








NOTE:
Listing Excludes Insurance Classified as an Employee Benefit and Key-Man
Policies

Dear Vendor:

         As you are aware, on January 15, 2002, Jacobson Stores Inc., and its corporate affiliates (collectively, the "Company") each filed voluntary petitions for bankruptcy protection under Title 11 of the United States Code (the "Bankruptcy Code"). Since that time, the Company has devoted a great deal of effort to attempt to reorganize its business and return the Company to a profitable and successful retail operation. On behalf of the Company, we would like to thank you for your support during this very difficult time.

         Despite the Company's efforts, as a result of lower than expected sales, coupled with the current retail environment, the Company has been unable to meet certain of its sales covenants under its post-Chapter 11 secured, revolving credits facility, dated January 30, 2002 (the "Revolving Credit Facility"). As a result, by letter dated July 1, 2002, the lenders under the Revolving Credit Facility (the "Lenders,) declared an Event of Default under the Revolving Credit Facility (the "Default Letter"). The Lenders' delivery of the Default Letter triggered various other provisions of the Revolving Credit Facility, including, but not limited, the Lenders' right, in their sole discretion, to (a) refuse to continue to lend money to the Company, and/or (b) restrict the Company's cash outlays; and/or (c) refuse to issue, extend or renew any outstanding letters of credit beyond the current terms thereof, until such time as the Revolving Credit Facility has been re-paid in full. Needless to say, the declaration of an Event of Default materially altered the Company's ability to maintain its operations and caused the Company to file an expedited motion with the Bankruptcy Court, seeking authority to dispose of its assets by means of a Comprehensive Sale Transaction or through the conduct of "going-out-of business" sales. an auction for certain of the Company's assets is scheduled for July 24, 2002 (the "Auction").

         In light of the Company's need to maintain operations and continue to preserve and maximize the value recovered for its assets at the auction, the Company has prepared a budget pursuant to which it anticipates that the Lenders would continue to fund certain of the Company's operational costs (the "Wind-Down Budget"), including payment, in the ordinary course for certain merchandise scheduled to be delivered to the Company during the month of July, that was ordered under duly authorized Company Purchase Orders and in compliance with such Purchase Orders as to all terms and conditions and pay for such orders in the normal course of business.

         Unfortunately, based on its current cash flow projections and the Wind-Down Budget, the Company does not have sufficient liquidity to, at this point in time, pay for merchandise that was received by the Company prior to July 1, 2002. The Company is disclosing this information to you, not to alarm you, but to explain, in advance, why there may be a delay in your receipt of payment. However, it is the Company's intention, and in fact its obligation under the Bankruptcy Code, to treat its unpaid obligations for goods that were sold and delivered to the Company after January 15, 2002, as administrative expense claims. The Company anticipates that upon the completion of the sale of all of the Company's assets (including the Company's real estate interests, which the Company anticipates will occur in September, 2002) and payment in full to the Lenders, the Company will have sufficient cash flow in October, 2002, to tender payment in full on account of all its outstanding post-petition invoices. We hope that those of you who continue to have outstanding purchase orders scheduled for delivery in July will continue to work with the Company to enable the Company to receive the merchandise that the Company needs to carry itself through to the end of July. A representative from our Buyers department will be in contact with you to coordinate shipment and receipt of such necessary merchandise, as well as to coordinate the cancellation of certain other purchase orders for which the Company neither has the money to pay, nor, unfortunately, after the end of July, the need for.

         We cannot express in words the Company's sincere disappointment at this turn of events and we again, thank you for your support of the Company.


                                Very truly yours,


                              Jacobson Stores, Inc.

FOR IMMEDIATE RELEASE                                   CONTACT: Paul W. Gilbert
                                                                    517-764-6400


JACOBSON'S TO BEGIN LIQUIDATION PROCESS AT ALL 18 STORES

         JACKSON, Mich., July 25, 2002 - Jacobson Stores Inc. today received authorization to begin liquidating over $100 million of merchandise inventory in its 18 remaining stores. Closing sales begin Friday, July 26, 2002.

         The United States Bankruptcy Court for the Eastern District of Michigan, Southern Division approved two bids, one to purchase the Company's merchandise and another to purchase its accounts receivable.

         Approval of the liquidation process follows the Company's unsuccessful attempts to sell the business as a going concern.

         A joint venture group comprised of Gordon Brothers Retail Partners LLC, SB Capital Group, LLC, Tiger Capital Group, LLC, and Buxbaum & Associates, Inc. will manage the liquidation sales for the 134-year-old specialty retailer.

         The going out of business sales will continue until all merchandise has been sold. The sales will offer storewide discounts off the lowest ticketed prices in categories such as men's, women's and children's clothing, home furnishings, giftware and fine jewelry.

         "This is a great opportunity for Jacobson's customers to find the distinctive merchandise assortments and fine gifts that they have come to expect at Jacobson's at significant discounts," said Gary Kulp of Boston-based Gordon Brothers Group, on behalf of the joint venture. "Since many of the most popular designer brand-name products will be featured in the sales, we know the stores will sell out very quickly."

          Jacobson's currently operates 18 specialty stores in Michigan, Indiana, Kentucky, Kansas and Florida. The Company's web site is located at www.jacobsons.com.




                                      ###

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN


In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                   Hon. David T. Stosberg
                                Reporting Period: July 7, 2002 to August 3, 2002

                            MONTHLY OPERATING REPORT
         File with Court and submit copy to United States Trustee within
                           20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                                        DOCUMENT    EXPLANATION
REQUIRED DOCUMENTS                                                    FORM NO.          ATTACHED      ATTACHED
------------------                                                    --------          --------    -----------
Debtor Affirmations                                                   MOR - 1             Yes
Schedule of Cash Receipts and Disbursements                           MOR - 2             Yes
Bank Account Reconciliations                                          MOR - 2 (CON'T)     Yes
Statement of Operations                                               MOR - 3             Yes
Balance Sheet                                                         MOR - 4             Yes
Status of Postpetition Taxes                                          MOR - 5             N/A
Summary of Unpaid Postpetition Debts                                  MOR - 5             N/A
Listing of aged accounts payable                                      MOR - 5             N/A
Schedule of Insurance - Listing of Policies                           MOR - 6             N/A
Appendix A - Copy of Company's 7-10-02 Letter to Merchandise Vendors  A1                  Yes
Appendix B - Copy of Company's 7-25-02 Press Release                  B1                  Yes

The financial statements contained within are non-GAAP, unaudited statements, completed on an accrual basis. I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON STORES REALTY COMPANY
--------------------------------------------------
Debtor in Possession

/s/ Paul W. Gilbert                                                9/4/02
--------------------------------------------------                 ------------
Signature of Authorized Individual                                 Date

Paul W. Gilbert                                   Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                   Hon. David T. Stosberg
                                Reporting Period: July 7, 2002 to August 3, 2002

                               DEBTOR AFFIRMATION

AS DEBTOR IN POSSESSION, I AFFIRM:                                                TRUE             FALSE
----------------------------------                                                ----             -----
1.  That the insurance, as described in section 5 of the Notice of Operating
Instructions and Reporting Requirements, is in effect.                             X

2.  That all post petition taxes, as described in section 9 of the Notice of
Operating Instructions and Reporting Requirements, are current.                    X

3.  No professional fees (accountant, attorneys, etc.) have been paid without
specific court authorization.  If no, provide an explanation below.                X


Additional Explanation (if necessary):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.

JACOBSON STORES REALTY COMPANY
--------------------------------------------------
Debtor in Possession


--------------------------------------------------                 ------------
Signature of Authorized Individual                                 Date


--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                   Hon. David T. Stosberg
                                Reporting Period: July 7, 2002 to August 3, 2002

                  SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

JACOBSON STORES REALTY COMPANY

                                                                                                            CUMULATIVE
                                                                                                            FILING TO
                                                  BANK ACCOUNTS                          CURRENT MONTH         DATE

                                       OPERATING                                             ACTUAL           ACTUAL
                                   --------------  ------------    ---------   --------- -------------    --------------
CASH - BEGINNING OF MONTH
                                   $            -  $          -    $       -   $       -  $ 71,972.56     $   104,726.13

RECEIPTS
                                   SEE SCHEDULE A FOR DETAIL
INTERNAL TRANSFERS
                                                -             -            -           -            -            282,779
INTEREST INCOME
                                                -             -            -           -            -                  -
ACCOUNTS RECEIVABLE - CREDIT &
COLL.                                           -             -            -           -            -                  -

ACCOUNTS RECEIVABLE - LOCKBOX
                                                -             -            -           -            -                  -
RETAIL STORE DEPOSITS
                                                -             -            -           -            -                  -
GOB JOINT VENTURE PROCEEDS - OZER
                                                                                                    -                  -
REVOLVER BORROWINGS - FLEET
                                                -             -           -            -            -                  -
RETURN ITEMS REDEPOSITED
                                                -             -           -            -            -                  -
MISCELLANEOUS
                                                -             -           -            -       23,512            149,619
BANKCARD CASH RECEIPTS
                                                -             -           -            -            -                  -
EMPLOYEE BENEFIT PLANS
                                                -             -           -            -            -                  -
  TOTAL RECEIPTS
                                   $            -  $          -    $      -    $       -  $    23,512     $      432,398


DISBURSEMENTS
                                   SEE SCHEDULE A FOR DETAIL
INTERNAL TRANSFERS
                                                -             -           -            -            -            135,000
ELECTRONIC PAYROLL TAXES PAYMENTS
                                                -             -           -            -            -                  -
PAYROLL
                                                -             -           -            -            -                  -
COMMERCIAL LOAN PAYMENTS
                                                -             -           -            -       44,216            262,428
VENDOR PAYMENTS
                                                -             -           -            -       13,376             76,743
ELECTRONIC SALES TAX PAYMENTS
                                                -             -           -            -            -                  -
RECEIPTS APPLIED TO REVOLVER
BALANCE
                                                -             -           -            -            -                  -
CUSTOMER REFUNDS
                                                                                                    -                  -
EMPLOYEE BENEFIT PLAN PAYMENTS
                                                                                                    -                  -
BANK FEES
                                                -             -           -            -            5                 67
RETURN ITEMS
                                                -             -           -            -            -                  -
MISCELLANEOUS
                                                                                                    -                  -

                                                -             -           -            -            -             25,000
  TOTAL DISBURSEMENTS
                                   $            -  $          -    $      -    $       -       57,598            499,237

NET CASH FLOW
                                   $            -  $          -    $      -    $       -  $(34,085.51)    $   (66,839.08)

CASH - END OF MONTH
                                   $            -  $         -     $     -     $       -  $ 37,887.05     $    37,887.05


DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH COLUMN)
-------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS
                                                                                                          $    57,597.79
  LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS
                                                                                                                       -
  PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES
                                                                                                                       -
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES
                                                                                                          $    57,597.79

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS - SCHEDULE A

                                                                             COMERICA               NAT'L CITY
                                                                 -------------------------------    -----------
                                                                       JSRC            JSRC            JSRC         CURRENT MONTH
                                                                    1840421992       1840433591      023065398          ACTUAL
                                                                 ---------------   -------------    -----------
Cash - Beg                                                       $     50,441.58   $   19,197.10    $  2,333.88       $    71,973

Receipts
Internal Transfers - from JSI                                                  -               -              -                 -
Interest Income                                                                -               -              -                 -
Accounts Receivable - Credit & Collections                                     -               -              -                 -
Accounts Receivable - Lockbox                                                  -               -              -                 -
Retail Cash/Check Sales & J-Card Store Payments                                -               -              -                 -
GOB Joint Venture Receipts - Ozer                                              -               -              -                 -
Revolver Borrowings - Fleet                                                    -               -              -                 -
Return Items Redeposited                                                       -               -              -                 -
Misc Deposits/Credits                                                          -          23,512              -            23,512
Bankcard Receipts                                                              -               -              -                 -
Employee Benefit Plans - Payments from Providers                               -               -              -                 -
Total Receipts                                                   $             -   $      23,512    $         -       $    23,512

Disbursements
Internal Transfers - to JSI                                                    -                              -                 -
Electronic Payroll Tax Payments                                                -               -              -                 -
Payroll                                                                        -               -              -                 -
Commercial Loan Payments                                                  44,216               -              -            44,216
Vendor Payments                                                                -          13,376              -            13,376
Electronic Sales Tax Payments                                                  -               -              -                 -
Receipts applied to Revolver Balance - Fleet                                   -               -              -                 -
Customer Refunds                                                               -               -              -                 -
Employee Benefit Plan Payments                                                 -               -              -                 -
Bank Fees                                                                                      -              5                 5
Return Items                                                                   -               -              -                 -
Miscellaneous                                                                  -               -              -                 -
Corporate Income Taxes (State of Mich)                                                                                          -
Total Disbursements                                              $        44,216   $      13,376    $         5       $    57,598

Net Cash Flow                                                    $       (44,216)  $      10,136    $        (5)      $   (34,086)

Cash End of Month                                                $      6,225.28   $   29,333.22    $  2,328.55       $ 37,887.05

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                   Hon. David T. Stosberg
                                Reporting Period: July 7, 2002 to August 3, 2002

                              BANK RECONCILIATION

JACOBSON STORES REALTY COMPANY


                                                     BANK ACCOUNTS
                             ----------------------------------------------------------------
BALANCE PER BOOKS
                             $        -        $        -        $          -      $        -


Bank Balance
                             SEE ATTACHED SCHEDULE B                        -               -
Plus: Deposits In Transit
                                      -                 -                   -               -
Less: Outstanding Checks
                                      -                 -                   -               -
Other
                                      -                 -                   -               -
ADJUSTED BANK BALANCE
                             $        -        $        -        $          -      $        -




OTHER

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

BANK RECONCILIATION SCHEDULE - SCHEDULE B

                                                                         COMERICA                   NAT'L CITY          TOTAL
                                                            -----------------------------------    -----------
                                                                  JSRC                JSRC            JSRC
                                                               1840421992          1840433591       023065398
Balance Per Books                                           $      56,225.28     $    26,585.02    $  2,334.22    $    85,144.52

Bank Balance                                                           6,225             29,333          2,329         37,887.05
Plus: Deposits in Transit - Booked Not Banked                         50,000                  -                           50,000
Less: Outstanding Checks/Wire Transfers                                                  (2,748)                          (2,748)
Less: Deposits in Transit - Banked not Booked                                                                             -
Misposted Entries                                                                                                         -
Checks issued not on Books                                                                                                -
Interest Income not on Books                                                                                              -
Return of Direct Deposit Funds not on Books                                                                               -
Checks Cleared not O/S on Books                                                                                           -
Overdraft Charges not on Books                                                                                            -
Returned Items not on Books                                                                                               -
Interest Expense not on Books                                                                                             -
Bank Fees not on Books                                                                                       6                 6
Misc Deposit not on Books                                                                                                 -
Bankcard Fees not on Books                                                                                                -
Bankcard Debits on Books not Bank                                                                                         -
Misc variance                                                                                                             -

ADJUSTED BANK BALANCE                                       $      56,225.28     $    26,585.02    $  2,334.22    $    85,144.52

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN


In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                   Hon. David T. Stosberg
                                Reporting Period: July 7, 2002 to August 3, 2002

                             STATEMENT OF OPERATIONS
                             (dollars in thousands)
        (Amounts subject to potential fiscal year-end audit adjustments)

                                                     Cumulative
                                                   Filing to date
                                          July         Totals
                                          -----    --------------
Rental Income                             $ 439       $ 2,528

Interest Expense                           (167)       (1,023)

Depreciation                               (162)       (1,063)

Taxes, Other than Income                     (4)          (29)

Other Income / (Expense)                   (113)        8,887
                                          -----       -------

Net Income / (Loss) b/4 Income Taxes         (7)        9,300

Income Taxes - Benefit / (Expense)            -             -
                                          -----       -------

Net Income / (Loss)                       $  (7)      $ 9,300
                                          =====       =======


** NOTE: The un-audited financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                   Hon. David T. Stosberg
                                Reporting Period: July 7, 2002 to August 3, 2002

                                  BALANCE SHEET
                             (dollars in thousands)
        (Amounts subject to potential fiscal year-end audit adjustments)

                    ASSETS
CURRENT ASSETS
CASH AND CASH EQUIVALENTS             $     86
ACCOUNTS RECEIVABLE, NET                   497
DUE FROM VENDORS                             0
INTERCOMPANY RECEIVABLE                 42,116
INVENTORIES                                  0
DEFERRED FINANCING                           0
OTHER PREPAIDS                           2,735
REFUNDABLE INCOME TAXES                      0
                                      --------

TOTAL CURRENT ASSETS                    45,434

TOTAL P, P & E:                         78,713
LESS: ACCUMULATED DEPR.                (49,767)
                                      --------
   PROPERTY, PLANT & EQUIPMENT, NET     28,946

OTHER ASSETS:
NET GOODWILL                                 0
LIFE INSURANCE - CSV                         0
PREPAID PENSION                              0
OTHER                                        0
                                      --------
TOTAL OTHER ASSETS                           -

                                      --------
TOTAL ASSETS                          $ 74,380
                                      ========

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN


In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                   Hon. David T. Stosberg
                                Reporting Period: July 7, 2002 to August 3, 2002

                                  BALANCE SHEET
                             (dollars in thousands)
        (Amounts subject to potential fiscal year-end audit adjustments)


    LIABILITIES & STOCKHOLDERS' EQUITY
           CURRENT LIABILITIES
POST-PETITION LIABILITIES & ACCRUED EXPENSES:
ACCOUNTS PAYABLE                                       $   115
AMOUNTS DUE TO INSIDERS                                      0
ACCRUED PAYROLL                                              0
ACCRUED PROPERTY TAXES                                       0
ACCRUED PAYROLL TAXES                                        0
ACCRUED STATE INCOME TAXES                                   0
ACCRUED SALES & USE TAXES                                    0
ACCRUED INTEREST                                             0
ACCRUED PROFESSIONAL FEES                                    0
ACCRUED RENT/LEASE                                           0
ACCRUED OTHER                                              821
                                                       -------
                        SUBTOTAL                           936

OTHER POST-PETITION LIABILITIES:
NOTES PAYABLE - REVOLVER                                     0
INTERCOMPANY LIABILITIES                                     0
RESTRUCTURING RESERVE                                        0
DEFERRED RENT                                                0
BANK FLOAT / OVERDRAFTS                                      0
OTHER LIABILITIES                                          997
                                                       -------

                        SUBTOTAL                           997
                                                       -------

TOTAL CURRENT POST-PETITION LIABILITIES                  1,933

LIABILITIES SUBJECT TO COMPROMISE:
ACCOUNTS PAYABLE                                             0
ACCRUED GOM CAPITAL LEASE OBLIGATION                     6,400
ACCRUED VACATION                                             0
ACCRUED WORKERS COMPENSATION                                 0
ACCRUED INTEREST                                             0
ACCRUED PROPERTY TAXES                                       0
OFFICER'S DEFERRED COMPENSATION                              0
MORTGAGES                                               32,015
DEBENTURES                                                   0
OTHER LIABILITIES                                            0
                                                       -------
                        SUBTOTAL                        38,415
                                                       -------

TOTAL LIABILITIES                                       40,348

STOCKHOLDERS' EQUITY
COMMON STOCK                                               400
PAID IN SURPLUS                                              0
TREASURY STOCK                                               0
RETAINED EARNINGS, BEGINNING                            24,332
CURRENT PERIOD EARNINGS                                  9,300
                                                       -------

                        SUBTOTAL                        34,032
                                                       -------

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY               $74,380
                                                       =======



** NOTE: The un-audited financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

Dear Vendor:

         As you are aware, on January 15, 2002, Jacobson Stores Inc., and its corporate affiliates (collectively, the "Company") each filed voluntary petitions for bankruptcy protection under Title 11 of the United States Code (the "Bankruptcy Code"). Since that time, the Company has devoted a great deal of effort to attempt to reorganize its business and return the Company to a profitable and successful retail operation. On behalf of the Company, we would like to thank you for your support during this very difficult time.

         Despite the Company's efforts, as a result of lower than expected sales, coupled with the current retail environment, the Company has been unable to meet certain of its sales covenants under its post-Chapter 11 secured, revolving credits facility, dated January 30, 2002 (the "Revolving Credit Facility"). As a result, by letter dated July 1, 2002, the lenders under the Revolving Credit Facility (the "Lenders",) declared an Event of Default under the Revolving Credit Facility (the "Default Letter"). The Lenders' delivery of the Default Letter triggered various other provisions of the Revolving Credit Facility, including, but not limited, the Lenders' right, in their sole discretion, to (a) refuse to continue to lend money to the Company, and/or (b) restrict the Company's cash outlays; and/or (c) refuse to issue, extend or renew any outstanding letters of credit beyond the current terms thereof, until such time as the Revolving Credit Facility has been re-paid in full. Needless to say, the declaration of an Event of Default materially altered the Company's ability to maintain its operations and caused the Company to file an expedited motion with the Bankruptcy Court, seeking authority to dispose of its assets by means of a Comprehensive Sale Transaction or through the conduct of "going-out-of-business" sales. An auction for certain of the Company's assets is scheduled for July 24, 2002 (the "Auction").

         In light of the Company's need to maintain operations and continue to preserve and maximize the value recovered for its assets at the Auction, the Company has prepared a budget pursuant to which it anticipates that the Lenders would continue to fund certain of the Company's operational costs (the "Wind-Down Budget"), including payment, in the ordinary course for certain merchandise scheduled to be delivered to the Company during the month of July, that was ordered under duly authorized Company Purchase Orders and in compliance with such Purchase Orders as to all terms and conditions and pay for such orders in the normal course of business.

         Unfortunately, based on its current cash flow projections and the Wind-Down Budget, the Company does not have sufficient liquidity to, at this point in time, pay for merchandise that was received by the Company prior to July 1, 2002. The Company is disclosing this information to you, not to alarm you, but to explain, in advance, why there may be a delay in your receipt of payment. However, it is the Company's intention, and in fact its obligation under the Bankruptcy Code, to treat its unpaid obligations for goods that were sold and delivered to the Company after January 15, 2002, as administrative expense claims. The Company anticipates that upon the completion of the sale of all of the Company's assets (including the Company's real estate interests, which the Company anticipates will occur in September, 2002) and payment in full to the Lenders, the Company will have sufficient cash flow in October, 2002, to tender payment in full on account of all its outstanding post-petition invoices. We hope that those of you who continue to have outstanding purchase orders scheduled for delivery in July will continue to work with the Company to enable the Company to receive the merchandise that the Company needs to carry itself through to the end of July. A representative from our Buyers department will be in contact with you to coordinate shipment and receipt of such necessary merchandise, as well as to coordinate the cancellation of certain other purchase orders for which the Company neither has the money to pay, nor, unfortunately, after the end of July, the need for.

         We cannot express in words the Company's sincere disappointment at this turn of events and we again, thank you for your support of the Company.


                                                     Very truly yours,


                                                     Jacobson Stores, Inc.

FOR IMMEDIATE RELEASE               CONTACT: Paul W. Gilbert
                                             517-764-6400


JACOBSON'S TO BEGIN LIQUIDATION PROCESS AT ALL 18 STORES

         JACKSON, Mich., July 25, 2002 - Jacobson Stores Inc. today received authorization to begin liquidating over $100 million of merchandise inventory in its 18 remaining stores. Closing sales begin Friday, July 26, 2002.

         The United States Bankruptcy Court for the Eastern District of Michigan, Southern Division approved two bids, one to purchase the Company's merchandise and another to purchase its accounts receivable.

         Approval of the liquidation process follows the Company's unsuccessful attempts to sell the business as a going concern.

         A joint venture group comprised of Gordon Brothers Retail Partners LLC, SB Capital Group, LLC, Tiger Capital Group, LLC, and Buxbaum & Associates, Inc. will manage the liquidation sales for the 134-year-old specialty retailer.

         The going out of business sales will continue until all merchandise has been sold. The sales will offer storewide discounts off the lowest ticketed prices in categories such as men's, women's and children's clothing, home furnishings, giftware and fine jewelry.

         "This is a great opportunity for Jacobson's customers to find the distinctive merchandise assortments and fine gifts that they have come to expect at Jacobson's at significant discounts," said Gary Kulp of Boston-based Gordon Brothers Group, on behalf of the joint venture. "Since many of the most popular designer brand-name products will be featured in the sales, we know the stores will sell out very quickly."

Jacobson's currently operates 18 specialty stores in Michigan, Indiana, Kentucky, Kansas and Florida. The Company's web site is located at www.jacobsons.com.

                                       ###

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                   Hon. David T. Stosberg
                                Reporting Period: July 7, 2002 to August 3, 2002


                         MONTHLY OPERATING REPORT
 File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                                          DOCUMENT    EXPLANATION
REQUIRED DOCUMENTS                                                    FORM NO.            ATTACHED     ATTACHED
------------------                                                    --------            --------    -----------
Debtor Affirmations                                                   MOR - 1               Yes
Schedule of Cash Receipts and Disbursements                           MOR - 2               Yes
Bank Account Reconciliations                                          MOR - 2 (CON'T)       Yes
Statement of Operations                                               MOR - 3               Yes
Balance Sheet                                                         MOR - 4               Yes
Status of Postpetition Taxes                                          MOR - 5               N/A
Summary of Unpaid Postpetition Debts                                  MOR - 5               N/A
Listing of aged accounts payable                                      MOR - 5               N/A
Schedule of Insurance - Listing of Policies                           MOR - 6               N/A
Appendix A - Copy of Company's 7-10-02 Letter to Merchandise Vendors  A1                    Yes
Appendix B - Copy of Company's 7-25-02 Press Release                  B1                    Yes

The financial statements contained within are non-GAAP, unaudited statements, completed on an accrual basis. I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON CREDIT CORP.
----------------------------------------
Debtor in Possession


/s/ Paul W. Gilbert                                                9/04/02
----------------------------------------                           -------------
Signature of Authorized Individual                                 Date

Paul W. Gilbert                                   Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                   Hon. David T. Stosberg
                                Reporting Period: July 7, 2002 to August 3, 2002


                               DEBTOR AFFIRMATION

AS DEBTOR IN POSSESSION, I AFFIRM:                                                 TRUE           FALSE
----------------------------------                                                 ----           -----
1. That the insurance, as described in section 5 of the Notice of Operating
Instructions and Reporting Requirements, is in effect.                               X
2. That all post petition taxes, as described in section 9 of the Notice of
Operating Instructions and Reporting Requirements, are current.                      X
3. No professional fees (accountant, attorneys, etc.) have been paid without
specific court authorization. If no, provide an explanation below.                   X


Additional Explanation (if necessary):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.



JACOBSON CREDIT CORP.
----------------------------------------
Debtor in Possession


/s/ Paul W. Gilbert                                                9/4/02
----------------------------------------                           -------------
Signature of Authorized Individual                                 Date

Paul W. Gilbert                                   Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                   Hon. David T. Stosberg
                                Reporting Period: July 7, 2002 to August 3, 2002



                  SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

JACOBSON CREDIT CORP.

                                                                                                              CUMULATIVE FILING TO
                                                       BANK ACCOUNTS                         CURRENT MONTH            DATE

                                           OPERATING                                             ACTUAL              ACTUAL
                                           ---------                                             ------              ------
CASH - BEGINNING OF MONTH               $           -  $         -    $     -     $     -      $      84        $        84


RECEIPTS                                SEE SCHEDULE A FOR DETAIL
INTERNAL TRANSFERS                                  -            -          -           -              -                  -
INTEREST INCOME                                     -            -          -           -              -                  -
ACCOUNTS RECEIVABLE - CREDIT & COLL.                -            -          -           -              -                  -
ACCOUNTS RECEIVABLE - LOCKBOX                       -            -          -           -              -                  -
RETAIL STORE DEPOSITS                               -            -          -           -              -                  -
GOB JOINT VENTURE PROCEEDS - OZER                                                                      -                  -
REVOLVER BORROWINGS - FLEET                         -            -          -           -              -                  -
RETURN ITEMS REDEPOSITED                            -            -          -           -              -                  -
MISCELLANEOUS                                       -            -          -           -              -                  -
BANKCARD CASH RECEIPTS                              -            -          -           -              -                  -
EMPLOYEE BENEFIT PLANS                              -            -          -           -              -                  -
  TOTAL RECEIPTS                        $           -  $         -    $     -     $     -      $       -        $         -


DISBURSEMENTS                           SEE SCHEDULE A FOR DETAIL
INTERNAL TRANSFERS                                  -            -          -           -              -                  -
ELECTRONIC PAYROLL TAXES PAYMENTS                   -            -          -           -              -                  -
PAYROLL                                             -            -          -           -              -                  -
                                                    -            -          -           -              -                  -
VENDOR PAYMENTS                                     -            -          -           -              -                  -
ELECTRONIC SALES TAX PAYMENTS                       -            -          -           -              -                  -
RECEIPTS APPLIED TO REVOLVER BALANCE                -            -          -           -              -                  -
CUSTOMER REFUNDS                                                                                       -                  -
EMPLOYEE BENEFIT PLAN PAYMENTS                                                                         -                  -
BANK FEES                                           -            -          -           -              -                  -
RETURN ITEMS                                        -            -          -           -              -                  -
MISCELLANEOUS                                                                                          -                  -
                                                    -            -          -           -              -                  -
  TOTAL DISBURSEMENTS                   $           -  $         -    $     -     $     -      $       -        $         -


NET CASH FLOW                           $           -  $         -    $     -     $     -      $       -        $         -


CASH - END OF MONTH                     $           -  $         -    $     -     $     -      $      84        $        84

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH COLUMN)
TOTAL DISBURSEMENTS                                                                $                           -
   LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                                            -
   PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES                                                          -
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                    $                           -

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS - SCHEDULE A
TOTAL REPORTING PERIOD

                                                                                   JCC                 CURRENT MONTH
                                                                               1840421752                   ACTUAL
Cash - Beg                                                                $               83.51        $        84

Receipts
Internal Transfers                                                                        -                     -
Interest Income                                                                           -                     -
Accounts Receivable - Credit & Collections                                                -                     -
Accounts Receivable - Lockbox                                                             -                     -
Retail Cash/Check Sales & J-Card Store Payments                                           -                     -
GOB Joint Venture Receipts - Ozer                                                         -                     -
Revolver Borrowings - Fleet                                                               -                     -
Return Items Redeposited                                                                  -                     -
Misc Deposits/Credits                                                                     -                     -
Bankcard Receipts                                                                         -                     -
Employee Benefit Plans - Payments from Providers                                          -                     -
Total Receipts                                                            $               -            $        -

Disbursements                                                                                                   -
Internal Transfers                                                                        -                     -
Electronic Payroll Tax Payments                                                           -                     -
Payroll                                                                                   -                     -
                                                                                          -                     -
Vendor Payments                                                                           -                     -
Electronic Sales Tax Payments                                                             -                     -
Receipts applied to Revolver Balance - Fleet                                              -                     -
Customer Refunds                                                                          -                     -
Employee Benefit Plan Payments                                                            -                     -
Bank Fees                                                                                 -                     -
Return Items                                                                              -                     -
Miscellaneous                                                                             -                     -

Total Disbursements                                                       $               -            $        -

Net Cash Flow                                                             $               -            $        -

Cash End of Month                                                         $               84           $        84

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN
In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                   Hon. David T. Stosberg
                                Reporting Period: July 7, 2002 to August 3, 2002


                              BANK RECONCILIATION

JACOBSON CREDIT CORP.

                                                                 BANK ACCOUNTS


BALANCE PER BOOKS            $                 -        $        -        $          -      $        -


Bank Balance                 SEE ATTACHED SCHEDULE B                                 -               -
Plus: Deposits In Transit                      -                 -                   -               -
Less: Outstanding Checks                       -                 -                   -               -
Other                                          -                 -                   -               -
ADJUSTED BANK BALANCE        $                 -        $        -        $          -      $        -


OTHER

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

BANK RECONCILIATION SCHEDULE - SCHEDULE B

                                                                COMERICA               TOTAL
                                                                   JCC
                                                               1840421752
Balance Per Books                                           $               -     $            -

Bank Balance                                                                84                 84
Plus: Deposits in Transit - Booked Not Banked                                                  -
Less: Outstanding Checks/Wire Transfers                                                        -
Less: Deposits in Transit - Banked not Booked                                                  -
Misposted Entries                                                                              -
Checks issued not on Books                                                                     -
Encoding Error Deposit not on Books                                                            -
Return of Direct Deposit Funds not on Books                                                    -
Checks Cleared not O/S on Books                                                                -
Overdraft Charges not on Books                                                                 -
Returned Items not on Books                                                                    -
Interest Expense not on Books                                                                  -
Bank Fees not on Books                                                                         -
Misc Deposit not on Books                                                                      -
Bankcard Fees not on Books                                                                     -
Bankcard Debits on Books not Bank                                                              -
Misc variance                                                              (84)               (84)
                                                                                               -
ADJUSTED BANK BALANCE                                       $               -     $            -

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN


In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                   Hon. David T. Stosberg
                                Reporting Period: July 7, 2002 to August 3, 2002


                             STATEMENT OF OPERATIONS
                             (dollars in thousands)
        (Amounts subject to potential fiscal year-end audit adjustments)

                                                                                               Cumulative
                                                                                             Filing to date
                                                                                  July           Totals
                                                                                  ----           ------
Net Sales                                                                     $          -   $          -

Cost of Goods Sold                                                                       -              -
                                                                              ------------   ------------
Gross Profit                                                                             -              -

Operating Expenses                                                                       -              -
                                                                              ------------   ------------

Operating Income / (Loss)                                                                -              -

Interest Expense                                                                         -              -

Other Income                                                                             -              -
                                                                              ------------   ------------

Net Income / (Loss) b/4 Restructuring Costs and Taxes                                    -              -

Reorganization Expenses - (incl. Professional Fees)                                      -              -

Income Taxes - Benefit / (Expense)                                                       -              -
                                                                              ------------   ------------

                                                                              ------------   ------------
Net Income / (Loss)                                                           $          -   $          -
        `                                                                     ============   ============

** NOTE: The un-audited financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                   Hon. David T. Stosberg
                                Reporting Period: July 7, 2002 to August 3, 2002


                                  BALANCE SHEET
                             (dollars in thousands)
        (Amounts subject to potential fiscal year-end audit adjustments)

                               ASSETS
                               ------
CURRENT ASSETS
--------------
CASH AND CASH EQUIVALENTS                                             $      -
ACCOUNTS RECEIVABLE, NET                                                       0
DUE FROM VENDORS                                                               0
INTERCOMPANY RECEIVABLE                                                    8,524
INVENTORIES                                                                    0
DEFERRED FINANCING                                                             0
OTHER PREPAIDS                                                                 0
REFUNDABLE INCOME TAXES                                                        0
                                                                      ----------
TOTAL CURRENT ASSETS                                                       8,524

TOTAL P, P & E:                                                                0
LESS: ACCUMULATED DEPR.                                                        0
                                                                      ----------
  PROPERTY, PLANT & EQUIPMENT, NET                                           -

OTHER ASSETS:
------------
NET GOODWILL                                                                   0
LIFE INSURANCE - CSV                                                           0
PREPAID PENSION                                                                0
OTHER                                                                          0
                                                                      ----------
TOTAL OTHER ASSETS                                                           -
                                                                      ----------
TOTAL ASSETS                                                          $    8,524
                                                                      ==========

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                   Hon. David T. Stosberg
                                Reporting Period: July 7, 2002 to August 3, 2002


                                  BALANCE SHEET
                             (dollars in thousands)
        (Amounts subject to potential fiscal year-end audit adjustments)


                       LIABILITIES & STOCKHOLDERS' EQUITY
                       ----------------------------------
                              CURRENT LIABILITIES
                              -------------------

POST-PETITION LIABILITIES & ACCRUED EXPENSES:
---------------------------------------------
ACCOUNTS PAYABLE                                                      $      -
AMOUNTS DUE TO INSIDERS                                                        0
ACCRUED PAYROLL                                                                0
ACCRUED PROPERTY TAXES                                                         0
ACCRUED PAYROLL TAXES                                                          0
ACCRUED STATE INCOME TAXES                                                     0
ACCRUED SALES & USE TAXES                                                      0
ACCRUED INTEREST                                                               0
ACCRUED PROFESSIONAL FEES                                                      0
ACCRUED RENT/LEASE                                                             0
ACCRUED OTHER                                                                  0
                                                                      ----------
                                   SUBTOTAL                                    0

OTHER POST-PETITION LIABILITIES:
NOTES PAYABLE - REVOLVER                                                       0
INTERCOMPANY LIABILITIES                                                       0
RESTRUCTURING RESERVE                                                          0
DEFERRED RENT                                                                  0
BANK FLOAT / OVERDRAFTS                                                        0
OTHER LIABILITIES                                                              0
                                                                      ----------
                                   SUBTOTAL                                    0
                                                                      ----------
TOTAL CURRENT POST-PETITION LIABILITIES                                        0

LIABILITIES SUBJECT TO COMPROMISE:
ACCOUNTS PAYABLE                                                               0
ACCRUED GOM CAPITAL LEASE OBLIGATION                                           0
ACCRUED VACATION                                                               0
ACCRUED WORKERS COMPENSATION                                                   0
ACCRUED INTEREST                                                               0
ACCRUED PROPERTY TAXES                                                         0
OFFICER'S DEFERRED COMPENSATION                                                0
MORTGAGES                                                                      0
DEBENTURES                                                                     0
OTHER LIABILITIES                                                              0
                                                                      ----------
                                   SUBTOTAL                                    0
                                                                      ----------
TOTAL LIABILITIES                                                            -

STOCKHOLDERS' EQUITY
COMMON STOCK                                                               1,700
PAID IN SURPLUS                                                                0
TREASURY STOCK                                                                 0
RETAINED EARNINGS, BEGINNING                                               6,824
CURRENT PERIOD EARNINGS                                                        0
                                                                      ----------
                                   SUBTOTAL                                8,524
                                                                      ----------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                              $    8,524
                                                                      ==========

** NOTE: The un-audited financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

Dear Vendor:

         As you are aware, on January 15, 2002, Jacobson Stores Inc., and its corporate affiliates (collectively, the "Company") each filed voluntary petitions for bankruptcy protection under Title 11 of the United States Code (the "Bankruptcy Code"). Since that time, the Company has devoted a great deal of effort to attempt to reorganize its business and return the Company to a profitable and successful retail operation. On behalf of the Company, we would like to thank you for your support during this very difficult time.

         Despite the Company's efforts, as a result of lower than expected sales, coupled with the current retail environment, the Company has been unable to meet certain of its sales covenants under its post-Chapter 11 secured, revolving credits facility, dated January 30, 2002 (the "Revolving Credit Facility"). As a result, by letter dated July 1, 2002, the lenders under the Revolving Credit Facility (the "Lenders,) declared an Event of Default under the Revolving Credit Facility (the "Default Letter"). The Lenders' delivery of the Default Letter triggered various other provisions of the Revolving Credit Facility, including, but not limited, the Lenders' right, in their sole discretion, to (a) refuse to continue to lend money to the Company, and/or (b) restrict the Company's cash outlays; and/or (c) refuse to issue, extend or renew any outstanding letters of credit beyond the current terms thereof, until such time as the Revolving Credit Facility has been re-paid in full. Needless to say, the declaration of an Event of Default materially altered the Company's ability to maintain its operations and caused the Company to file an expedited motion with the Bankruptcy Court, seeking authority to dispose of its assets by means of a Comprehensive Sale Transaction or through the conduct of "going-out-of-business" sales. An auction for certain of the Company's assets is scheduled for July 24, 2002 (the "Auction").

         In light of the Company's need to maintain operations and continue to preserve and maximize the value recovered for its assets at the Auction, the Company has prepared a budget pursuant to which it anticipates that the Lenders would continue to fund certain of the Company's operational costs (the "Wind-Down Budget"), including payment, in the ordinary course for certain merchandise scheduled to be delivered to the Company during the month of July, that was ordered under duly authorized Company Purchase Orders and in compliance with such Purchase Orders as to all terms and conditions and pay for such orders in the normal course of business.

         Unfortunately, based on its current cash flow projections and the Wind-Down Budget, the Company does not have sufficient liquidity to, at this point in time, pay for merchandise that was received by the Company prior to July 1, 2002. The Company is disclosing this information to you, not to alarm you, but to explain, in advance, why there may be a delay in your receipt of payment. However, it is the Company's intention, and in fact its obligation under the Bankruptcy Code, to treat its unpaid obligations for goods that were sold and delivered to the Company after January 15, 2002, as administrative expense claims. The Company anticipates that upon the completion of the sale of all of the Company's assets (including the Company's real estate interests, which the Company anticipates will occur in September, 2002) and payment in full to the Lenders, the Company will have sufficient cash flow in October, 2002, to tender payment in full on account of all its outstanding post-petition invoices. We hope that those of you who continue to have outstanding purchase orders scheduled for delivery in July will continue to work with the Company to enable the Company to receive the merchandise that the Company needs to carry itself through to the end of July. A representative from our Buyers department will be in contact with you to coordinate shipment and receipt of such necessary merchandise, as well as to coordinate the cancellation of certain other purchase orders for which the Company neither has the money to pay, nor, unfortunately, after the end of July, the need for.

         We cannot express in words the Company's sincere disappointment at this turn of events and we again, thank you for your support of the Company.


                              Very truly yours,


                              Jacobson Stores, Inc.

FOR IMMEDIATE RELEASE                          CONTACT: Paul W. Gilbert
                                                        517-764-6400


            JACOBSON'S TO BEGIN LIQUIDATION PROCESS AT ALL 18 STORES

     JACKSON, Mich., July 25, 2002 - Jacobson Stores Inc. today received authorization to begin liquidating over $100 million of merchandise inventory in its 18 remaining stores. Closing sales begin Friday, July 26, 2002.

     The United States Bankruptcy Court for the Eastern District of Michigan, Southern Division approved two bids, one to purchase the Company's merchandise and another to purchase its accounts receivable.

     Approval of the liquidation process follows the Company's unsuccessful attempts to sell the business as a going concern.

     A joint venture group comprised of Gordon Brothers Retail Partners LLC, SB Capital Group, LLC, Tiger Capital Group, LLC, and Buxbaum & Associates, Inc. will manage the liquidation sales for the 134-year-old specialty retailer.

     The going out of business sales will continue until all merchandise has been sold. The sales will offer storewide discounts off the lowest ticketed prices in categories such as men's, women's and children's clothing, home furnishings, giftware and fine jewelry.

     "This is a great opportunity for Jacobson's customers to find the distinctive merchandise assortments and fine gifts that they have come to expect at Jacobson's at significant discounts," said Gary Kulp of Boston-based Gordon Brothers Group, on behalf of the joint venture. "Since many of the most popular designer brand-name products will be featured in the sales, we know the stores will sell out very quickly."

Jacobson's currently operates 18 specialty stores in Michigan, Indiana, Kentucky, Kansas and Florida. The Company's web site is located at www.jacobsons.com.

                                       ###



                                       B-1